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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

     REGISTRATION STATEMENT (NO. 2-88373) UNDER THE SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 32

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 34


                               VANGUARD STAR FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
            ON AUGUST 28, 2001 PURSUANT TO PARAGRAPH (B) OF RULE 485.

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The prospectuses for the other Funds--Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Growth Fund, Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Moderate Growth Fund Vanguard Total International Stock Index Fund, Vanguard Developed Markets Index Fund, and Vanguard Institutional Developed Markets Index Fund--of Vanguard STAR Funds (the Trust) are incorporated by reference from the prior filing of the 30th Post-Effective Amendment to the Trust's Registration Statement on Form N-1A.

VANGUARD(R) STAR(TM) FUND
INVESTOR SHARES - AUGUST 28, 2001
PROSPECTUS


This prospectus
contains financial data
for the Fund through
the fiscal year ended
December 31, 2000.

BALANCED

PROSPECTUS



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accurace or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[THE VANGUARD GROUP(R) LOGO]

VANGUARD STAR FUND
Prospectus
August 28, 2001

A Balanced Mutual Fund

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  CONTENTS
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   1 FUND PROFILE

   3 ADDITIONAL INFORMATION

   3 MORE ON THE FUND

  12 THE FUND AND VANGUARD

  13 INVESTMENT ADVISER

  14 DIVIDENDS, CAPITAL GAINS, AND TAXES

  16 SHARE PRICE

  16 FINANCIAL HIGHLIGHTS

  18 INVESTING WITH VANGUARD

     18 Buying Shares

     19 Redeeming Shares

     21 Other Rules You Should Know

     23 Fund and Account Updates

     24 Contacting Vanguard

  GLOSSARY (inside back cover)
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WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
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1

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth and income.

PRIMARY INVESTMENT STRATEGIES
As a "fund of funds," STAR Fund invests in a diversified group of other Vanguard mutual funds, rather than in individual securities. The Fund follows a balanced investment approach by placing 60% to 70% of its assets in common stocks through eight stock funds; 20% to 30% of its assets in bonds through two bond funds; and 10% to 20% of its assets in short-term investments through a short-term bond fund. Through the underlying funds, STAR Fund owns diversified mixes of stocks and bonds. The Funds stock holdings emphasize large-capitalization value stocks of domestic companies and, to a lesser extent, a diversified group of stocks in companies located outside the United States. The Fund's bond holdings focus predominantly on short- and long-term investment-grade corporate bonds and intermediate- and long-term GNMA mortgage-backed securities.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or in different amounts, the Fund's bond and short-term investment holdings may counteract some of the volatility experienced by the Fund's stock holdings. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks.

- Stock risks include: stock market risk, which is the chance that stock prices overall will decline over short or even long periods; and investment style risk, which is the chance that returns from the stock market segments in which the Fund is most heavily weighted (large-cap value stocks) may underperform other asset classes or the overall stock market. The Fund is also subject to the risks associated with investments in foreign stocks: currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency; and country risk, which is the chance that a country's economy will be hurt by political upheaval, financial troubles, or a natural disaster.

- Bond risks include: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner; and call/prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay a higher-yielding bond before its maturity date, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates and lose the opportunity for additional price appreciation associated with falling rates.

- The Fund is also subject to manager risk, which is the chance that poor security selection will cause one of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform funds with similar objectives.

For additional information on investment risks, see MORE ON THE FUND.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns compare with those of relevant market indexes and a composite stock/bond benchmark over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              [SCALE -20% to 50%]
                              1991          24.18%
                              1992          10.51%
                              1993          10.88%
                              1994          -0.21%
                              1995          28.64%
                              1996          16.11%
                              1997          21.15%
                              1998          12.38%
                              1999           7.13%
                              2000          10.96%
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 12.30% (quarter ended March 31, 1991), and the lowest return for a quarter was -8.13% (quarter ended September 30, 1998).

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          AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2000
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                                       1 YEAR       5 YEARS            10 YEARS
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      Vanguard STAR Fund               10.96%        13.45%             13.89%
      Wilshire 5000 Total Market
       Index                          -10.99         16.66              16.97
      Lehman Brothers Aggregate
       Bond Index                      11.63          6.46               7.96
      STAR Lipper Composite*            1.57         11.90              12.48
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      *Weighted  62.5% average  general  equity fund,  25% average fixed income fund, and 12.5% average money market fund; derived from data provided by Lipper Inc.
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FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2000.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING  EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                                None*

     *Although STAR Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's indirect expense ratio, based on its underlying investments, was 0.34% as of December 31, 2000.

3

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

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   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $35         $109       $191         $431
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     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
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ADDITIONAL  INFORMATION

DIVIDENDS AND CAPITAL GAINS                       SUITABLE FOR IRAS
Dividends are distributed semiannually in June    Yes
and December; capital gains, if any, are
distributed annually in December.                 MINIMUM INITIAL INVESTMENT
                                                  $1,000
INVESTMENT ADVISER
The Fund does not employ an investment adviser,   NEWSPAPER ABBREVIATION
but benefits from the investment advisory         STAR
services provided to the underlying Vanguard
funds in which it invests.                        VANGUARD FUND NUMBER
                                                  056
INCEPTION DATE
March 29, 1985                                    CUSIP NUMBER
                                                  921909107
NET ASSETS AS OF DECEMBER 31, 2000
$8.1 billion                                      TICKER SYMBOL
                                                  VGSTX
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MORE ON THE FUND

This prospectus describes risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote unless those strategies or policies are designated as fundamental.

     Finally, you'll find information on other important features of the Fund.

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                                PLAIN TALK ABOUT
                                 BALANCED FUNDS

Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because the prices of stocks and bonds often move in different directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.
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MARKET EXPOSURE

STOCKS

Through eight underlying Vanguard funds, STAR Fund indirectly invests 60% to 70% of its assets in stocks. These stock investments are designed to provide long-term capital growth and some income. The underlying stock funds are described later in this section under "Security Selection."

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

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         U.S. STOCK MARKET RETURNS (1926-2000)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  54.2%   28.6%    19.9%       17.8%
Worst                -43.1   -12.4     -0.8         3.1
Average               12.9    11.1     11.2        11.2
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

5

     Because  stock and bond  prices  often move in  different  directions,  the
Fund's bond and short-term investment holdings help to reduce--but not eliminate--the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks.

[FLAG] THE FUND IS SUBJECT TO  INVESTMENT STYLE  RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE STOCK MARKET SEGMENTS IN WHICH THE FUND IS MOST HEAVILY WEIGHTED MAY UNDERPERFORM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET.

     By owning shares of the underlying stock funds, STAR Fund indirectly owns a diversified mixture of common stocks. Although its indirect stock holdings are predominantly large-cap, the Fund has significant exposure to mid-cap stocks and some exposure to small-cap stocks. Mid- and small-cap stocks tend to be more volatile than--and at times have performed quite differently from--large-cap stocks. The Fund's indirect stock holdings are also predominantly value-oriented, although the Fund has significant exposure to growth stocks.

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                                PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap funds as those holding stocks of companies whose outstanding shares have, on average, a market value exceeding $13 billion; mid-cap funds as those holding stocks of companies with a market value between $1.5 billion and $13 billion; and small-cap funds as those holding stocks of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
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     Through its investments in Vanguard International Growth and Vanguard International Value Funds, which invest in foreign stocks, the Fund is subject to country risk and currency risk. Country risk is the chance that domestic events-- such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets. This could cause investments in that country to lose money. Currency risk is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency. This decrease would occur because that currency is worth fewer U.S. dollars than at the time the investments were made.

BONDS

Through two underlying Vanguard funds, STAR Fund invests roughly 20% to 30% of its assets in bonds, predominantly long-term investment-grade corporate bonds and intermediate- and long-term GNMA mortgage-backed securities. By indirectly investing in bonds, the Fund seeks to provide a high level of current income with less price volatility than would be expected from the stock portion of its holdings. The underlying bond funds are described later in this section under "Security Selection."

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                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates such as those issued by the Government National Mortgage Association (GNMAs). Each issuer is responsible for paying back the bond's initial value as well as making periodic interest payments.
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[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK IS MODEST FOR SHORTER-TERM BOND FUNDS AND HIGH FOR LONGER-TERM BOND FUNDS.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

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                      HOW INTEREST RATE CHANGES AFFECT THE
                          VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
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Short-Term (2.5 years)           $978       $1,023       $956        $1,046
Intermediate-Term (10 years)      932        1,074        870         1,156
Long-Term (20 years)              901        1,116        816         1,251
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*Assuming a 7% yield.
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     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.

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                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than 1 year (short-term) to more than 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
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7

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                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

How mortgage-backed bonds are different: In general, declining interest rates will not lift the prices of mortgage-backed bonds--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed bonds for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this "drag" on price, GNMAs tend to offer higher yields than do other bonds of comparable credit quality and maturity.
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[FLAG] THE FUND IS  SUBJECT  TO CREDIT  RISK,  WHICH IS THE  CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

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                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance--in the rating agency's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade."
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     The credit quality of the bonds held by the underlying funds is expected to be very high, so credit risk for the STAR Fund should be low.

[FLAG] THE FUND IS ALSO  SUBJECT TO CALL RISK (IN THE CASE OF  CORPORATE  BONDS)
     AND PREPAYMENT RISK (IN THE CASE OF MORTGAGE-BACKED BONDS). IN EITHER CASE THERE IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES A BOND ISSUER WILL REPAY A HIGHER-YIELDING BOND BEFORE ITS MATURITY DATE. THE UNDERLYING FUND WOULD LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES. AS A RESULT, THE UNDERLYING FUND WOULD EXPERIENCE A DECLINE IN INCOME AND THE POTENTIAL FOR TAXABLE CAPITAL GAINS.

SHORT-TERM INVESTMENTS

Through one underlying Vanguard short-term bond fund, STAR Fund invests roughly 10% to 20% of its assets in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. These investments also include to a limited extent non-investment-grade and unrated fixed income securities, mainly short- and intermediate-term corporate bonds. From this investment, the Fund seeks to obtain current income and to moderate overall volatility.

     The Fund's short-term investments are subject to a high level of income risk, which is the chance that dividends will decline if short-term interest rates fall, and a low level of credit risk, which is the chance that an issuer of a short-term bond will fail to pay interest or principal in a timely manner. Because the Fund does not invest heavily in short-term investments, however, both income risk and credit risk to STAR Fund will be low. The underlying short-term bond fund is described in this section under "Security Selection."

SECURITY SELECTION

Vanguard STAR Fund is a "fund of funds," which means that it achieves its objective by investing in a combination of other mutual funds rather than in individual securities.

     The trustees of the Fund allocate STAR Fund's assets among the three asset classes (stocks, bonds, and short-term investments) and among the underlying funds. The trustees may authorize the Fund to invest in additional Vanguard funds without shareholder approval. Generally, the Fund invests 60% to 70% of its assets in stock funds, 20% to 30% in bond funds, and 10% to 20% in short-term investments. While these allocations may shift from time to time, stocks can be expected to represent at least 60% of the Fund's holdings at any given time. Within any asset class, the trustees may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders.

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                                PLAIN TALK ABOUT
                                "FUND OF FUNDS"

The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. Funds of funds are best suited for long-term investors.
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[FLAG] THE  FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT THE
     INVESTMENT ADVISERS OF THE UNDERLYING FUNDS WILL DO A POOR JOB OF SELECTING SECURITIES.

     The underlying Vanguard funds are run according to traditional methods of active investment management. This means that securities are bought and sold according to the advisers' judgments about companies and their financial prospects, about issuers of bonds and money market instruments, and about the general level of interest rates.

     The Fund is generally managed without regard to tax ramifications.

9

STOCKS

As of December 31, 2000, STAR Fund invested in the following stock funds, in approximately the percentages indicated:

1. Vanguard(R) Windsor(TM) II Fund (28%)
2. Vanguard(R) Windsor(TM) Fund (15%)
3. Vanguard(R) Explorer(TM) Fund (5%)
4. Vanguard(R) PRIMECAP Fund (5%)
5. Vanguard(R) Morgan(TM) Growth Fund (5%)
6. Vanguard(R) U.S. Growth Fund (5%)

     Vanguard Windsor Fund and Vanguard Windsor II Fund are value-oriented stock funds, chosen primarily for their potential for long-term growth of capital, as well as for their secondary objective of providing some dividend income. They work toward these goals by investing in large and medium-size companies whose stocks are considered by the funds' advisers to be undervalued. These stocks typically--but not always--have lower-than- average price/earnings ratios and higher-than-average dividend yields.

     Vanguard Explorer Fund is an aggressive growth fund, while Vanguard PRIMECAP Fund, Vanguard Morgan Growth Fund, and Vanguard U.S. Growth Fund are growth funds. These funds are held by STAR Fund primarily to provide long-term capital growth. They work in different ways to achieve this goal.

- Vanguard Explorer Fund invests mainly in the stocks of small companies that, at the time of purchase, typically have a market value of less than $2 billion. These companies tend to be unseasoned but are considered by the fund's advisers to have superior growth potential.

- Vanguard PRIMECAP Fund invests in stocks with above-average earnings growth potential that is not reflected in their current market prices. The fund's portfolio consists predominantly of large- and mid-cap stocks.

- Vanguard Morgan Growth Fund invests mainly in the stocks of large and medium-size U.S. companies whose revenues and/or earnings are expected to grow faster than those of the average company in the market. The fund also invests in stocks of smaller companies with similar characteristics.

- Vanguard U.S. Growth Fund invests mainly in large-cap stocks of seasoned U.S. companies with above-average earnings growth and reasonable stock prices.

     Effective August 28, 2001, the Fund's board of trustees added two international funds to the stock segment of STAR Fund's investment program. These new funds--Vanguard(R) International Growth Fund and Vanguard(R) International Value Fund--eventually will make up approximately 12% of STAR Fund's holdings. The Fund will allocate assets to the new underlying funds through its regular cash flows--that is, as shareholders invest new money in the Fund, not through sales of its existing holdings.

- Vanguard International Growth Fund invests mainly in the stocks of seasoned companies located outside the United States. In selecting stocks, the fund's adviser evaluates foreign markets around the world and chooses companies with above-average growth potential.

- Vanguard International Value Fund invests mainly in common stocks of companies located outside the United States that are considered by the fund's adviser to be undervalued. The fund invests in small-, mid-, and large-cap companies and is expected to diversify its assets across developed and emerging markets in Eastern and Western Europe, the Far East, and Latin America.

BONDS

As of December 31, 2000, STAR Fund invested in the following bond funds, in approximately the percentages indicated:

1. Vanguard(R) Long-Term Corporate Fund (13%)
2. Vanguard(R) GNMA Fund (12%)

     Both bond funds seek to provide a high level of current income and to preserve investors' principal. They work toward this goal, however, in different ways:

- Vanguard Long-Term Corporate Fund invests in a variety of high- or upper-medium-quality and, to a lesser extent, medium-quality fixed income securities, mainly long-term corporate bonds. The fund may invest in foreign bonds, to a limited extent, so long as they are denominated in U.S. dollars. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.

- Vanguard GNMA Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans backed by the U.S. government. The balance of the fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as repurchase agreements collateralized by such securities. The fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages, but is expected to normally fall within an intermediate-term range (5 to 10 years).

SHORT-TERM INVESTMENTS

To satisfy its policy of allocating 10% to 20% of assets to short-term investments, STAR Fund invested approximately 12% of its assets in Vanguard(R) Short-Term Corporate Fund as of December 31, 2000.

- Vanguard Short-Term Corporate Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. The fund also invests, to a limited extent, in non-investment-grade and unrated fixed income securities, mainly short- and intermediate-term corporate bonds. The fund is expected to maintain a dollar-weighted average maturity of between 1 and 3 years.

OTHER INVESTMENT POLICIES AND RISKS

The underlying funds may invest, to varying degrees, in foreign securities.

     Each underlying fund may temporarily depart from its normal investment policies--for instance, by investing substantially in cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses but otherwise fail to achieve its investment objective, which in turn may prevent STAR Fund from achieving its investment objective.

[FLAG] MOST  OF THE  UNDERLYING  FUNDS  MAY  INVEST,  TO A  LIMITED  EXTENT,  IN
     DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

11

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                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
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COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading. Specifically:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.

- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.

-    Each Vanguard fund reserves the right to stop offering shares at any time.

- Vanguard U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, and Growth and Income Fund generally do NOT accept exchanges by telephone or fax, or online. (IRAs and other retirement accounts are not subject to this rule.)

-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

STAR Fund has entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Fund at cost. The Fund owes Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Fund also bears the cost of services provided by other parties (such as auditors, legal counsel, and the Fund's custodian), as well as taxes and other direct expenses of the Fund. However, the agreement provides that the Fund's expenses will be offset by a reimbursement from Vanguard for (a) the Fund's contributions to the costs of operating the underlying Vanguard funds in which STAR Fund invests, and (b) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund's operation.

     The Fund's trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Fund. As a result, the Fund is expected to operate at a very low or zero expense ratio. Since its inception in 1985, the Fund, in fact, has incurred no direct net expenses.

     Although STAR Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds. The following chart shows the expense ratio for each of the underlying funds during STAR Fund's 2000 fiscal year, as well as the percentage of STAR Fund's net assets invested in each fund as of December 31, 2000:

      ------------------------------------------------------------------------
                                                          PERCENTAGE OF STAR
      UNDERLYING FUND                     EXPENSE RATIO    FUND'S NET ASSETS
      ------------------------------------------------------------------------
      Vanguard Windsor II Fund                0.37%               28%
      Vanguard Windsor Fund                   0.31                15
      Vanguard Explorer Fund                  0.71                 5
      Vanguard PRIMECAP Fund                  0.48                 5
      Vanguard Morgan Growth Fund             0.40                 5
      Vanguard U.S. Growth Fund               0.38                 5
      Vanguard Long-Term Corporate Fund       0.30                13
      Vanguard GNMA Fund                      0.27                12
      Vanguard Short-Term Corporate Fund      0.24                12
      ------------------------------------------------------------------------

     Based on these figures, STAR Fund's indirect expense ratio as of December 31, 2000, was 0.34%. Vanguard expects the Fund's indirect expense ratio to remain at or about 0.34%.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard STAR Fund's indirect expense ratio in fiscal year 2000 was 0.34%, or $3.40 per $1,000 of average net assets. The average balanced mutual fund had expenses in 2000 of 1.33%, or $13.30 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees, as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

13

INVESTMENT ADVISER

The Fund does not employ an investment adviser. Rather, the Fund's board of trustees decides how to allocate its assets among the underlying funds. The chart below lists the investment advisers employed by each underlying fund:

-------------------------------------------------------------------------------
UNDERLYING FUND                     INVESTMENT ADVISER
-------------------------------------------------------------------------------
Vanguard Windsor II Fund            Barrow, Hanley, Mewhinney & Strauss, Inc.
                                    Equinox Capital Management, LLC
                                    Tukman Capital Management, Inc.
                                    The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Windsor Fund               Wellington Management Company, LLP
                                    Sanford C. Bernstein & Co., LLC
                                    The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Explorer Fund              Granahan Investment Management, Inc.
                                    Wellington Management Company, LLP
                                    Chartwell Investment Partners
                                    The Vanguard Group
                                    Grantham, Mayo, Van Otterloo & Co. LLC
-------------------------------------------------------------------------------
Vanguard PRIMECAP Fund              PRIMECAP Management Company
-------------------------------------------------------------------------------
Vanguard Morgan Growth Fund         Wellington Management Company, LLP
                                    The Vanguard Group
                                    Franklin Portfolio Associates, LLC
-------------------------------------------------------------------------------
Vanguard U.S. Growth Fund           Alliance Capital Management L.P.
-------------------------------------------------------------------------------
Vanguard International Growth Fund  Schroder Investment Management North
                                    America Inc.
-------------------------------------------------------------------------------
Vanguard International Value Fund   Hansberger Global Investors, Inc.
-------------------------------------------------------------------------------
Vanguard Long-Term Corporate Fund   Wellington Management Company, LLP
-------------------------------------------------------------------------------
Vanguard GNMA Fund                  Wellington Management Company, LLP
-------------------------------------------------------------------------------
Vanguard Short-Term Corporate Fund  The Vanguard Group
-------------------------------------------------------------------------------

     The chart below briefly describes each investment adviser:

--------------------------------------------------------------------------------
FIRM                                      BACKGROUND
--------------------------------------------------------------------------------
Barrow, Hanley, Mewhinney & Strauss,      - Based in Dallas, Texas
Inc.                                      - Founded in 1979
                                          - Manages about $28 billion in assets
--------------------------------------------------------------------------------
Equinox Capital Management, LLC           - Based in New York City, New York
                                          - Founded in 1989
                                          - Manages about $10 billion in assets
--------------------------------------------------------------------------------
Tukman Capital Management, Inc.           - Based in Larkspur, California
                                          - Founded in 1980
                                          - Manages about $9 billion in assets
--------------------------------------------------------------------------------
The Vanguard Group                        - Based in Valley Forge, Pennsylvania
                                          - Founded in 1975
                                          - Manages about $386 billion in assets
--------------------------------------------------------------------------------
Wellington Management Company, LLP        - Based in Boston, Massachusetts
                                          - Founded in 1928
                                          - Manages about $274 billion in assets
--------------------------------------------------------------------------------
Sanford C. Bernstein & Co., LLC           - Based in New York City, New York
                                          - Founded in 1968
                                          - Manages about $90 billion in assets
--------------------------------------------------------------------------------
Granahan Investment Management, Inc.      - Based in Waltham, Massachusetts
                                          - Founded in 1985
                                          - Manages about $2 billion in assets
--------------------------------------------------------------------------------
Chartwell Investment Partners             - Based in Berwyn, Pennsylvania
                                          - Founded in 1997
                                          - Manages about $5 billion in assets
--------------------------------------------------------------------------------
Grantham, Mayo, Van Otterloo & Co. LLC    - Based in Boston, Massachusetts
                                          - Founded in 1977
                                          - Manages about $22 billion in assets
--------------------------------------------------------------------------------
PRIMECAP Management Company               - Based in Pasadena, California
                                          - Founded in 1983
                                          - Manages about $31 billion in assets
--------------------------------------------------------------------------------
Franklin Portfolio Associates, LLC        - Based in Boston, Massachusetts
                                          - Founded in 1982
                                          - Manages about $19 billion in assets
--------------------------------------------------------------------------------
Alliance Capital Management L.P.          - Based in New York City, New York
                                          - Founded in 1971
                                          - Manages about $433 billion in assets
--------------------------------------------------------------------------------
Schroder Investment Management North      - Based in London, Endland
America Inc.                              - Founded in 1979
                                          - Manages about $195 billion in assets
--------------------------------------------------------------------------------
Hansberger Global Investors, Inc.         - Based in Fort Lauderdale, Florida
                                          - Founded in 1994
                                          - Manages about $3.1 billion in assets
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest and dividends paid by the underlying funds), as well as any capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends generally are distributed in June and December; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplementaldividend or capital gains distributions at some other time during the year. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

15

BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.

-    Distributions   declared  in  December--if  paid  to  you  by  the  end  of
     January--are taxable for federal income tax purposes as if received in December.

- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 31% of any taxable distributions or redemptions from your account if you do not: n provide us with your correct taxpayer identification number; n certify that the taxpayer identification number is correct; and n confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com and review the area entitled "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should avoid buying shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund will not transact purchase or redemption requests.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

17

-----------------------------------------------------------------------------------
                                              VANGUARD STAR FUND
                                            YEAR ENDED DECEMBER 31,
                        -----------------------------------------------------------
                          2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR      $18.21       $17.96       $17.38       $15.86       $15.03
-----------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income     .65          .60          .58          .60          .58
 Capital Gain
  Distributions
  Received                1.07         1.13          .86         1.06          .63
 Net Realized and
  Unrealized Gain (Loss)
   on Investments          .17         (.47)         .70         1.65         1.19
                        -----------------------------------------------------------
   Total from Investment
    Operations            1.89         1.26         2.14         3.31         2.40
                        -----------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income       (.64)        (.61)        (.58)        (.59)        (.59)
 Distributions from
  Realized Capital Gains (1.65)        (.40)        (.98)       (1.20)        (.98)

                        -----------------------------------------------------------
   Total Distributions   (2.29)       (1.01)       (1.56)       (1.79)       (1.57)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF YEAR                $17.81       $18.21       $17.96       $17.38       $15.86
===================================================================================
TOTAL RETURN            10.96%        7.13%       12.38%       21.15%       16.11%
===================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Year (Millions)       $8,119       $8,087       $8,083       $7,355       $5,863
 Ratio of Total
  Expenses to Average
  Net Assets                0%           0%           0%           0%           0%
 Ratio of Net
  Investment Income to
  Average Net Assets     3.57%        3.21%        3.18%        3.46%        3.71%
 Turnover Rate             17%          10%          16%          15%          18%
===================================================================================

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Fund began fiscal 2000 with a net asset value (price) of $18.21 per share. During the year, the Fund earned $0.65 per share from investment income, $1.07 per share in capital gains distributions, and $0.17 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $2.29 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The earnings ($1.89 per share) minus the distributions ($2.29 per share) resulted in a share price of $17.81 at the end of the year. This was a decrease of $0.40 per share (from $18.21 at the beginning of the year to $17.81 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 10.96% for the year.

 As of December 31, 2000, the Fund had $8.1 billion in net assets. For the year, its net investment income amounted to 3.57% of its average net assets; and it sold and replaced securities valued at 17% of its net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                  BUYING SHARES

                                REDEEMING SHARES

                           OTHER RULES YOU SHOULD KNOW

                            FUND AND ACCOUNT UPDATES

                               CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES

ACCOUNT MINIMUMS

TO OPEN AND MAINTAIN AN ACCOUNT: $1,000.

TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.

Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES

BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--56. For addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. All open Vanguard funds permit exchange purchases requested in writing. MOST VANGUARD FUNDS--OTHER THAN THE STOCK AND BALANCED INDEX-ORIENTED FUNDS--ALSO ACCEPT EXCHANGE PURCHASES REQUESTED ONLINE OR BY TELEPHONE. See Other Rules You Should Know for specifics.

BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE

You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

19

PURCHASE RULES YOU SHOULD KNOW

^THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.

^U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.

^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund.

REDEEMING SHARES

HOW TO REDEEM SHARES

Be sure to check Other Rules You Should Know before initiating your request.

ONLINE: Request a redemption through our website at Vanguard.com.

BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.

BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

YOUR REDEMPTION PRICE

You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS

^CHECK REDEMPTIONS. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

^EXCHANGE REDEMPTIONS. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. All open Vanguard funds accept exchange redemptions requested in writing. Most Vanguard funds--other than the stock and balanced index-oriented funds--also accept exchange redemptions requested online or by telephone. See Other Rules You Should Know for specifics.

^WIRE REDEMPTIONS. When redeeming from a money market fund, bond fund, or Vanguard Preferred Stock Fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.

Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

Bond Funds and Preferred Stock Fund: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW

^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

21

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS

^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.

^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:

 - Ten-digit account number.
 - Complete owner name and address.
 - Primary Social Security or employer identification number.
 - Personal Identification Number (PIN), if applicable.

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice. ^SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES. To discourage market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund generally do not permit telephone exchanges (in or out), except for IRAs and certain other retirement accounts.

VANGUARD.COM

^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.

^SOME   VANGUARD   FUNDS  DO  NOT  PERMIT   ONLINE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund do not permit online exchanges (in or out), except for IRAs and certain other retirement accounts.

WRITTEN INSTRUCTIONS

^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:

 - The fund name and account number.
 - The amount of the transaction (in dollars or shares).
 - Signatures of all owners exactly as registered on the account.
 - Signature guarantees, if required for the type of transaction.*
 - Any supporting legal documentation that may be required.

*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address.

RESPONSIBILITY FOR FRAUD

Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

LIMITS ON ACCOUNT ACTIVITY

Because excessive account transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard limits account activity as follows:

- You may  make  no  more  than  TWO   SUBSTANTIVE   "ROUND  TRIPS"   THROUGH  A
  NON-MONEY-MARKET FUND during any 12-month period.

- Your round trips through a non-money-market fund must be at least 30 days apart.

- All funds may refuse share purchases at any time, for any reason.

- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.

A "round trip" is a redemption from a fund followed by a purchase back into the same fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the fund.

23

UNUSUAL CIRCUMSTANCES

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS

All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment.

     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES

We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS

For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method.

CONFIRMATION STATEMENTS

Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS

We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

REPORTS

Fund financial reports about Vanguard STAR Fund will be mailed twice a year--in February and August. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the financial markets, and the Fund's financial statements, which include a listing of the Fund's holdings.

     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one Fund report to that address instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD

ONLINE

VANGUARD.COM

- Your best source of Vanguard news
- For fund, account, and service information
- For most account transactions
- For literature requests
- 24 hours per day, 7 days per week

VANGUARD  TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)

- For automated fund and account information
- For redemptions by check, exchange, or wire
- Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)

- For fund and service information
- For literature requests
- Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)

- For account information
- For most account transactions
- Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102

- For information and services for large institutional investors
- Business hours only

25

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER

Please use the specific fund number when contacting us about Vanguard STAR Fund--56.

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                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

DURATION
A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by about 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by about 2% when interest rates fell by one percentage point.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

FUND OF FUNDS
A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade."

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about
Vanguard STAR Fund, the following
documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in the
Fund's annual and semiannual reports
to shareholders. In the Fund's annual
report, you will find a discussion of
the market conditions and investment
strategies that significantly affected
the Fund's performance during its last
fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

All market indexes referenced in
this prospectus are the exclusive
property of their respective owners.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder
and would like information about
your account, account transactions,
and/or account statements,
please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information  about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's Internet
site at http://www.sec.gov, or
you can receive copies of this
information, for a fee, by electronic
request at the following e-mail
address: publicinfo@sec.gov, or by
writing the Public Reference
Section, Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act
file number: 811-3919


(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P056 082001

VANGUARD(R) STAR(TM) FUND

FOR PARTICIPANTS - AUGUST 28, 2001


This prospectus
contains financial data
for the Fund through
the fiscal year ended
December 31, 2000.

BALANCED

PROSPECTUS

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accurace or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[THE VANGUARD GROUP(R) LOGO]

VANGUARD STAR FUND
Participant Prospectus
August 28, 2001

A Balanced Mutual Fund

--------------------------------------------------------------------------------
  CONTENTS
--------------------------------------------------------------------------------
   1 FUND PROFILE

   3 ADDITIONAL INFORMATION

   3 MORE ON THE FUND

  12 THE FUND AND VANGUARD

  13 INVESTMENT ADVISER

  14 DIVIDENDS, CAPITAL GAINS, AND TAXES

  15 SHARE PRICE

  15 FINANCIAL HIGHLIGHTS

  17 INVESTING WITH VANGUARD

  18 ACCESSING FUND INFORMATION BY COMPUTER

  GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

     This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

1

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth and income.

PRIMARY INVESTMENT STRATEGIES
As a "fund of funds," STAR Fund invests in a diversified group of other Vanguard mutual funds, rather than in individual securities. The Fund follows a balanced investment approach by placing 60% to 70% of its assets in common stocks through eight stock funds; 20% to 30% of its assets in bonds through two bond funds; and 10% to 20% of its assets in short-term investments through a short-term bond fund. Through the underlying funds, STAR Fund owns diversified mixes of stocks and bonds. The Fund's stock holdings emphasize large-capitalization value stocks of domestic companies and, to a lesser extent, a diversified group of stocks in companies located outside the United States. The Fund's bond holdings focus predominantly on short- and long-term investment-grade corporate bonds and intermediate- and long-term GNMA mortgage-backed securities.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or in different amounts, the Fund's bond and short-term investment holdings may counteract some of the volatility experienced by the Fund's stock holdings. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks.

- Stock risks include: stock market risk, which is the chance that stock prices overall will decline over short or even long periods; and investment style risk, which is the chance that returns from the stock market segments in which the Fund is most heavily weighted (large-cap value stocks) may underperform other asset classes or the overall stock market. The Fund is also subject to the risks associated with investments in foreign stocks: currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency; and country risk, which is the chance that a country's economy will be hurt by political upheaval, financial troubles, or a natural disaster.

- Bond risks include: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner; and call/prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay a higher-yielding bond before its maturity date, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates and lose the opportunity for additional price appreciation associated with falling rates.

- The Fund is also subject to manager risk, which is the chance that poor security selection will cause one of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform funds with similar objectives.

For additional information on investment risks, see MORE ON THE FUND.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns compare with those of relevant market indexes and a composite stock/bond benchmark over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              [SCALE -20% to 50%]
                              1991          24.18%
                              1992          10.51%
                              1993          10.88%
                              1994          -0.21%
                              1995          28.64%
                              1996          16.11%
                              1997          21.15%
                              1998          12.38%
                              1999           7.13%
                              2000          10.96%
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 12.30% (quarter ended March 31, 1991), and the lowest return for a quarter was -8.13% (quarter ended September 30, 1998).

      -------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2000
      -------------------------------------------------------------------------
                                       1 YEAR       5 YEARS            10 YEARS
      -------------------------------------------------------------------------
      Vanguard STAR Fund               10.96%        13.45%             13.89%
      Wilshire 5000 Total Market
       Index                          -10.99         16.66              16.97
      Lehman Brothers Aggregate
       Bond Index                      11.63          6.46               7.96
      STAR Lipper Composite*            1.57         11.90              12.48
      -------------------------------------------------------------------------
      *Weighted  62.5% average  general  equity fund,  25% average fixed income fund, and 12.5% average money market fund; derived from data provided by Lipper Inc.
      -------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2000.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING  EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                                None*

     *Although STAR Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's indirect expense ratio, based on its underlying investments, was 0.34% as of December 31, 2000.

3

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $35         $109       $191         $431
--------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                     NET ASSETS AS OF DECEMBER 31,
Dividends are distributed semiannually in       2000
June and December; capital gains, if any, are   $8.1 billion
distributed annually in December.
                                                NEWSPAPER ABBREVIATION
INVESTMENT ADVISER                              STAR
The Fund does not employ an investment
adviser, but benefits from the investment       VANGUARD FUND NUMBER
advisory services provided to the underlying    056
Vanguard funds in which it invests.
                                                CUSIP NUMBER
INCEPTION DATE                                  921909107
March 29, 1985
                                                TICKER SYMBOL
                                                VGSTX
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote unless those strategies or policies are designated as fundamental.

     Finally, you'll find information on other important features of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BALANCED FUNDS

Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because the prices of stocks and bonds often move in different directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.
--------------------------------------------------------------------------------

MARKET EXPOSURE

STOCKS

Through eight underlying Vanguard funds, STAR Fund indirectly invests 60% to 70% of its assets in stocks. These stock investments are designed to provide long-term capital growth and some income. The underlying stock funds are described later in this section under "Security Selection."

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2000)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  54.2%   28.6%    19.9%       17.8%
Worst                -43.1   -12.4     -0.8         3.1
Average               12.9    11.1     11.2        11.2
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

5

     Because  stock and bond  prices  often move in  different  directions,  the
Fund's bond and short-term investment holdings help to reduce--but not eliminate--the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks.

[FLAG] THE FUND IS SUBJECT TO  INVESTMENT STYLE  RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE STOCK MARKET SEGMENTS IN WHICH THE FUND IS MOST HEAVILY WEIGHTED MAY UNDERPERFORM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET.

     By owning shares of the underlying stock funds, STAR Fund indirectly owns a diversified mixture of common stocks. Although its indirect stock holdings are predominantly large-cap, the Fund has significant exposure to mid-cap stocks and some exposure to small-cap stocks. Mid- and small-cap stocks tend to be more volatile than--and at times have performed quite differently from--large-cap stocks. The Fund's indirect stock holdings are also predominantly value-oriented, although the Fund has significant exposure to growth stocks.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap funds as those holding stocks of companies whose outstanding shares have, on average, a market value exceeding $13 billion; mid-cap funds as those holding stocks of companies with a market value between $1.5 billion and $13 billion; and small-cap funds as those holding stocks of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

     Through its investments in Vanguard International Growth and Vanguard International Value Funds, which invest in foreign stocks, the Fund is subject to country risk and currency risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities market. This could cause investments in that country to lose money. Currency risk is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency. This decrease would occur because that currency is worth fewer U.S. dollars than at the time the investments were made.

BONDS

Through two underlying Vanguard funds, STAR Fund invests roughly 20% to 30% of its assets in bonds, predominantly long-term investment-grade corporate bonds and intermediate- and long-term GNMA mortgage-backed securities. By indirectly investing in bonds, the Fund seeks to provide a high level of current income with less price volatility than would be expected from the stock portion of its holdings. The underlying bond funds are described later in this section under "Security Selection."

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates such as those issued by the Government National Mortgage Association (GNMAs). Each issuer is responsible for paying back the bond's initial value as well as making periodic interest payments.
--------------------------------------------------------------------------------

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK IS MODEST FOR SHORTER-TERM BOND FUNDS AND HIGH FOR LONGER-TERM BOND FUNDS.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT THE
                          VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)           $978       $1,023       $956        $1,046
Intermediate-Term (10 years)      932        1,074        870         1,156
Long-Term (20 years)              901        1,116        816         1,251
------------------------------------------------------------------------------
*Assuming a 7% yield.
------------------------------------------------------------------------------

     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than 1 year (short-term) to more than 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

7

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

How mortgage-backed bonds are different: In general, declining interest rates will not lift the prices of mortgage-backed bonds--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed bonds for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this "drag" on price, GNMAs tend to offer higher yields than do other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------

[FLAG] THE FUND IS  SUBJECT  TO CREDIT  RISK,  WHICH IS THE  CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance--in the rating agency's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade."
--------------------------------------------------------------------------------

     The credit quality of the bonds held by the underlying funds is expected to be very high, so credit risk for the STAR Fund should be low.

[FLAG] THE FUND IS ALSO  SUBJECT TO CALL RISK (IN THE CASE OF  CORPORATE  BONDS)
     AND PREPAYMENT RISK (IN THE CASE OF MORTGAGE-BACKED BONDS). IN EITHER CASE THERE IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES A BOND ISSUER WILL REPAY A HIGHER-YIELDING BOND BEFORE ITS MATURITY DATE. THE UNDERLYING FUND WOULD LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES. AS A RESULT, THE UNDERLYING FUND WOULD EXPERIENCE A DECLINE IN INCOME AND THE POTENTIAL FOR TAXABLE CAPITAL GAINS.

SHORT-TERM INVESTMENTS

Through one underlying Vanguard short-term bond fund, STAR Fund invests roughly 10% to 20% of its assets in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. These investments also include to a limited extent non-investment-grade and unrated fixed income securities, mainly short- and intermediate-term corporate bonds. From this investment, the Fund seeks to obtain current income and to moderate overall volatility.

     The Fund's short-term investments are subject to a high level of income risk, which is the chance that dividends will decline if short-term interest rates fall, and a low level of credit risk, which is the chance that an issuer of a short-term bond will fail to pay interest or principal in a timely manner. Because the Fund does not invest heavily in short-term investments, however, both income risk and credit risk to STAR Fund will be low. The underlying short-term bond fund is described in this section under "Security Selection."

SECURITY SELECTION

Vanguard STAR Fund is a "fund of funds," which means that it achieves its objective by investing in a combination of other mutual funds rather than in individual securities.

     The trustees of the Fund allocate STAR Fund's assets among the three asset classes (stocks, bonds, and short-term investments) and among the underlying funds. The trustees may authorize the Fund to invest in additional Vanguard funds without shareholder approval. Generally, the Fund invests 60% to 70% of its assets in stock funds, 20% to 30% in bond funds, and 10% to 20% in short-term investments. While these allocations may shift from time to time, stocks can be expected to represent at least 60% of the Fund's holdings at any given time. Within any asset class, the trustees may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                "FUND OF FUNDS"

The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. Funds of funds are best suited for long-term investors.
--------------------------------------------------------------------------------

[FLAG] THE  FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT THE
     INVESTMENT ADVISERS OF THE UNDERLYING FUNDS WILL DO A POOR JOB OF SELECTING SECURITIES.

     The underlying Vanguard funds are run according to traditional methods of active investment management. This means that securities are bought and sold according to the advisers' judgments about companies and their financial prospects, about issuers of bonds and money market instruments, and about the general level of interest rates.

     The Fund is generally managed without regard to tax ramifications.

9

STOCKS

As of December 31, 2000, STAR Fund invested in the following stock funds, in approximately the percentages indicated:

1. Vanguard(R) Windsor(TM) II Fund (28%)
2. Vanguard(R) Windsor(TM) Fund (15%)
3. Vanguard(R) Explorer(TM) Fund (5%)
4. Vanguard(R) PRIMECAP Fund (5%)
5. Vanguard(R) Morgan(TM) Growth Fund (5%)
6. Vanguard(R) U.S. Growth Fund (5%)

     Vanguard Windsor Fund and Vanguard Windsor II Fund are value-oriented stock funds, chosen primarily for their potential for long-term growth of capital, as well as for their secondary objective of providing some dividend income. They work toward these goals by investing in large and medium-size companies whose stocks are considered by the funds' advisers to be undervalued. These stocks typically--but not always--have lower-than- average price/earnings ratios and higher-than-average dividend yields.

     Vanguard Explorer Fund is an aggressive growth fund, while Vanguard PRIMECAP Fund, Vanguard Morgan Growth Fund, and Vanguard U.S. Growth Fund are growth funds. These funds are held by STAR Fund primarily to provide long-term capital growth. They work in different ways to achieve this goal.

- Vanguard Explorer Fund invests mainly in the stocks of small companies that, at the time of purchase, typically have a market value of less than $2 billion. These companies tend to be unseasoned but are considered by the fund's advisers to have superior growth potential.

- Vanguard PRIMECAP Fund invests in stocks with above-average earnings growth potential that is not reflected in their current market prices. The fund's portfolio consists predominantly of large- and mid-cap stocks.

- Vanguard Morgan Growth Fund invests mainly in the stocks of large and medium-size U.S. companies whose revenues and/or earnings are expected to grow faster than those of the average company in the market. The fund also invests in stocks of smaller companies with similar characteristics.

- Vanguard U.S. Growth Fund invests mainly in large-cap stocks of seasoned U.S. companies with above-average earnings growth and reasonable stock prices.

     Effective August 28, 2001, the Fund's board of trustees added two international funds to the stock segment of STAR Fund's investment program. These new funds--Vanguard(R) International Growth Fund and Vanguard(R) International Value Fund--eventually will make up approximately 12% of STAR Fund's holdings. The Fund will allocate assets to the new underlying funds through its regular cash flows--that is, as shareholders invest new money in the Fund, not through sales of its existing holdings.

- Vanguard International Growth Fund invests mainly in the stocks of seasoned companies located outside the United States. In selecting stocks, the fund's adviser evaluates foreign markets around the world and chooses companies with above-average growth potential.

- Vanguard International Value Fund invests mainly in common stocks of companies located outside the United States that are considered by the fund's adviser to be undervalued. The fund invests in small-, mid-, and large-cap companies and is expected to diversify its assets across developed and emerging markets in Eastern and Western Europe, the Far East, and Latin America.

BONDS

As of December 31, 2000, STAR Fund invested in the following bond funds, in approximately the percentages indicated:

1. Vanguard(R) Long-Term Corporate Fund (13%)
2. Vanguard(R) GNMA Fund (12%)

     Both bond funds seek to provide a high level of current income and to preserve investors' principal. They work toward this goal, however, in different ways:

- Vanguard Long-Term Corporate Fund invests in a variety of high- or upper-medium-quality and, to a lesser extent, medium-quality fixed income securities, mainly long-term corporate bonds. The fund may invest in foreign bonds, to a limited extent, so long as they are denominated in U.S. dollars. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.

- Vanguard GNMA Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans backed by the U.S. government. The balance of the fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as repurchase agreements collateralized by such securities. The fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages, but is expected to normally fall within an intermediate-term range (5 to 10 years).

SHORT-TERM INVESTMENTS

To satisfy its policy of allocating 10% to 20% of assets to short-term investments, STAR Fund invested approximately 12% of its assets in Vanguard(R) Short-Term Corporate Fund as of December 31, 2000.

- Vanguard Short-Term Corporate Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. The fund also invests, to a limited extent, in non-investment-grade and unrated fixed income securities, mainly short- and intermediate-term corporate bonds. The fund is expected to maintain a dollar-weighted average maturity of between 1 and 3 years.

OTHER INVESTMENT POLICIES AND RISKS

The underlying funds may invest, to varying degrees, in foreign securities.

     Each underlying fund may temporarily depart from its normal investment policies--for instance, by investing substantially in cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses but otherwise fail to achieve its investment objective, which in turn may prevent STAR Fund from achieving its investment objective.

[FLAG] MOST  OF THE  UNDERLYING  FUNDS  MAY  INVEST,  TO A  LIMITED  EXTENT,  IN
     DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

11

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading. Specifically:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.

- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.

-    Each Vanguard fund reserves the right to stop offering shares at any time.

-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

STAR Fund has entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Fund at cost. The Fund owes Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Fund also bears the cost of services provided by other parties (such as auditors, legal counsel, and the Fund's custodian), as well as taxes and other direct expenses of the Fund. However, the agreement provides that the Fund's expenses will be offset by a reimbursement from Vanguard for (a) the Fund's contributions to the costs of operating the underlying Vanguard funds in which STAR Fund invests, and (b) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund's operation.

     The Fund's trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Fund. As a result, the Fund is expected to operate at a very low or zero expense ratio. Since its inception in 1985, the Fund, in fact, has incurred no direct net expenses.

     Although STAR Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds. The following chart shows the expense ratio for each of the underlying funds during STAR Fund's 2000 fiscal year, as well as the percentage of STAR Fund's net assets invested in each fund as of December 31, 2000:

      ------------------------------------------------------------------------
                                                          PERCENTAGE OF STAR
      UNDERLYING FUND                     EXPENSE RATIO    FUND'S NET ASSETS
      ------------------------------------------------------------------------
      Vanguard Windsor II Fund                0.37%               28%
      Vanguard Windsor Fund                   0.31                15
      Vanguard Explorer Fund                  0.71                 5
      Vanguard PRIMECAP Fund                  0.48                 5
      Vanguard Morgan Growth Fund             0.40                 5
      Vanguard U.S. Growth Fund               0.38                 5
      Vanguard Long-Term Corporate Fund       0.30                13
      Vanguard GNMA Fund                      0.27                12
      Vanguard Short-Term Corporate Fund      0.24                12
      ------------------------------------------------------------------------

     Based on these figures, STAR Fund's indirect expense ratio as of December 31, 2000, was 0.34%. Vanguard expects the Fund's indirect expense ratio to remain at or about 0.34%.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard STAR Fund's indirect expense ratio in fiscal year 2000 was 0.34%, or $3.40 per $1,000 of average net assets. The average balanced mutual fund had expenses in 2000 of 1.33%, or $13.30 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees, as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

13

INVESTMENT ADVISER

The Fund does not employ an investment adviser. Rather, the Fund's board of trustees decides how to allocate its assets among the underlying funds. The chart below lists the investment advisers employed by each underlying fund:

--------------------------------------------------------------------------------
UNDERLYING FUND                     INVESTMENT ADVISER
--------------------------------------------------------------------------------
Vanguard Windsor II Fund            Barrow, Hanley, Mewhinney & Strauss, Inc.
                                    Equinox Capital Management, LLC
                                    Tukman Capital Management, Inc.
                                    The Vanguard Group
--------------------------------------------------------------------------------
Vanguard Windsor Fund               Wellington Management Company, LLP
                                    Sanford C. Bernstein & Co., LLC
                                    The Vanguard Group
--------------------------------------------------------------------------------
Vanguard Explorer Fund              Granahan Investment Management, Inc.
                                    Wellington Management Company, LLP
                                    Chartwell Investment Partners
                                    The Vanguard Group
                                    Grantham, Mayo, Van Otterloo & Co. LLC
--------------------------------------------------------------------------------
Vanguard PRIMECAP Fund              PRIMECAP Management Company
--------------------------------------------------------------------------------
Vanguard Morgan Growth Fund         Wellington Management Company, LLP
                                    The Vanguard Group
                                    Franklin Portfolio Associates, LLC
--------------------------------------------------------------------------------
Vanguard U.S. Growth Fund           Alliance Capital Management L.P.
--------------------------------------------------------------------------------
Vanguard International Growth Fund  Schroder Investment Management North
                                     America Inc.
--------------------------------------------------------------------------------
Vanguard International Value Fund   Hansberger Global Investors, Inc.
--------------------------------------------------------------------------------
Vanguard Long-Term Corporate Fund   Wellington Management Company, LLP
--------------------------------------------------------------------------------
Vanguard GNMA Fund                  Wellington Management Company, LLP
--------------------------------------------------------------------------------
Vanguard Short-Term Corporate Fund  The Vanguard Group
--------------------------------------------------------------------------------

     The chart below briefly describes each investment adviser:

--------------------------------------------------------------------------------
FIRM                                      BACKGROUND
--------------------------------------------------------------------------------
Barrow, Hanley, Mewhinney & Strauss,      - Based in Dallas, Texas
Inc.                                      - Founded in 1979
                                          - Manages about $28 billion in assets
--------------------------------------------------------------------------------
Equinox Capital Management, LLC           - Based in New York City, New York
                                          - Founded in 1989
                                          - Manages about $10 billion in assets
--------------------------------------------------------------------------------
Tukman Capital Management, Inc.           - Based in Larkspur, California
                                          - Founded in 1980
                                          - Manages about $9 billion in assets
--------------------------------------------------------------------------------
The Vanguard Group                        - Based in Valley Forge, Pennsylvania
                                          - Founded in 1975
                                          - Manages about $386 billion in assets
--------------------------------------------------------------------------------
Wellington Management Company, LLP        - Based in Boston, Massachusetts
                                          - Founded in 1928
                                          - Manages about $274 billion in assets
--------------------------------------------------------------------------------
Sanford C. Bernstein & Co., LLC           - Based in New York City, New York
                                          - Founded in 1968
                                          - Manages about $90 billion in assets
--------------------------------------------------------------------------------
Granahan Investment Management, Inc.      - Based in Waltham, Massachusetts
                                          - Founded in 1985
                                          - Manages about $2 billion in assets
--------------------------------------------------------------------------------
Chartwell Investment Partners             - Based in Berwyn, Pennsylvania
                                          - Founded in 1997
                                          - Manages about $5 billion in assets
--------------------------------------------------------------------------------
Grantham, Mayo, Van Otterloo & Co. LLC    - Based in Boston, Massachusetts
                                          - Founded in 1977
                                          - Manages about $22 billion in assets
--------------------------------------------------------------------------------
PRIMECAP Management Company               - Based in Pasadena, California
                                          - Founded in 1983
                                          - Manages about $31 billion in assets
--------------------------------------------------------------------------------
Franklin Portfolio Associates, LLC        - Based in Boston, Massachusetts
                                          - Founded in 1982
                                          - Manages about $19 billion in assets
--------------------------------------------------------------------------------
Alliance Capital Management L.P.          - Based in New York City, New York
                                          - Founded in 1971
                                          - Manages about $433 billion in assets
--------------------------------------------------------------------------------
Schroder Investment Management North      - Based in London, England
  America Inc.                            - Founded in 1979
                                          - Manages about $195 billion in assets
--------------------------------------------------------------------------------
Hnasberger Global Investors, Inc.         - Based in Fort Lauderdale, Florida
                                          - Founded in 1994
                                          - Manages about $3.1 billion in assets
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends paid by the underlying funds), as well as any capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends generally are distributed in June and December; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplementaldividend or capital gains distributions at some other time during the year.

     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

15

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund will not transact purchase or redemption requests.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

-----------------------------------------------------------------------------------
                                              VANGUARD STAR FUND
                                            YEAR ENDED DECEMBER 31,
                        -----------------------------------------------------------
                          2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR      $18.21       $17.96       $17.38       $15.86       $15.03
-----------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income     .65          .60          .58          .60          .58
 Capital Gain
  Distributions
  Received                1.07         1.13          .86         1.06          .63
 Net Realized and
  Unrealized Gain (Loss)
   on Investments          .17         (.47)         .70         1.65         1.19
                        -----------------------------------------------------------
   Total from Investment
    Operations            1.89         1.26         2.14         3.31         2.40
                        -----------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income       (.64)        (.61)        (.58)        (.59)        (.59)
 Distributions from
  Realized Capital Gains (1.65)        (.40)        (.98)       (1.20)        (.98)

                        -----------------------------------------------------------
   Total Distributions   (2.29)       (1.01)       (1.56)       (1.79)       (1.57)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF YEAR                $17.81       $18.21       $17.96       $17.38       $15.86
===================================================================================
TOTAL RETURN            10.96%        7.13%       12.38%       21.15%       16.11%
===================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Year (Millions)       $8,119       $8,087       $8,083       $7,355       $5,863
 Ratio of Total
  Expenses to Average
  Net Assets                0%           0%           0%           0%           0%
 Ratio of Net
  Investment Income to
  Average Net Assets     3.57%        3.21%        3.18%        3.46%        3.71%
 Turnover Rate             17%          10%          16%          15%          18%
===================================================================================

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Fund began fiscal 2000 with a net asset value (price) of $18.21 per share. During the year, the Fund earned $0.65 per share from investment income, $1.07 per share in capital gains distributions, and $0.17 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $2.29 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The earnings ($1.89 per share) minus the distributions ($2.29 per share) resulted in a share price of $17.81 at the end of the year. This was a decrease of $0.40 per share (from $18.21 at the beginning of the year to $17.81 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 10.96% for the year.

 As of December 31, 2000, the Fund had $8.1 billion in net assets. For the year, its net investment income amounted to 3.57% of its average net assets; and it sold and replaced securities valued at 17% of its net assets.
--------------------------------------------------------------------------------

17

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

     In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

     Before making an exchange to or from another fund available in your plan, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Make sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

DURATION
A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by about 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by about 2% when interest rates fell by one percentage point.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

FUND OF FUNDS
A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade."

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about
Vanguard STAR Fund, the following
documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in the
Fund's annual and semiannual reports
to shareholders. In the Fund's annual
report, you will find a discussion of
the market conditions and investment
strategies that significantly affected
the Fund's performance during its last
fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

All market indexes referenced in
this prospectus are the exclusive
property of their respective owners.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information  about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's Internet
site at http://www.sec.gov, or
you can receive copies of this
information, for a fee, by electronic
request at the following e-mail
address: publicinfo@sec.gov, or by
writing the Public Reference
Section, Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act
file number: 811-3919


(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I056 082001

                                     PART B


                           VANGUARD(R) STAR(TM) FUNDS
                                   (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 28, 2001

     This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectuses dated August 28, 2001 (Vanguard STAR Fund), August 13, 2001 (Vanguard Developed Markets, Institutional Developed Markets, and Total International Stock Index Funds), and April 27, 2001 (Vanguard LifeStrategy Funds). To obtain, without charge, a Prospectus or the most recent Annual Reports to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:

                        INVESTOR INFORMATION DEPARTMENT
                              1-800-662-7447(SHIP)


                               TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
DESCRIPTION OF THE TRUST.........................................B-1
FUNDAMENTAL INVESTMENT LIMITATIONS...............................B-3
INVESTMENT POLICIES..............................................B-4
MANAGEMENT OF THE FUNDS..........................................B-8
INVESTMENT ADVISORY SERVICES.....................................B-10
PORTFOLIO TRANSACTIONS...........................................B-21
PURCHASE OF SHARES...............................................B-21
REDEMPTION OF SHARES.............................................B-22
SHARE PRICE......................................................B-22
YIELD AND TOTAL RETURN...........................................B-22
COMPARATIVE INDEXES..............................................B-24
DESCRIPTION OF BOND CREDIT RATINGS...............................B-26
FINANCIAL STATEMENTS.............................................B-26

                            DESCRIPTION OF THE TRUST

ORGANIZATION

     The Trust was organized as a Pennsylvania business trust in 1983, and was reorganized as a Delaware business trust in June 1998. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end diversified management investment company. It currently offers the following diversified Funds, each of which has outstanding one class of shares:

                    Vanguard(R) Developed Markets Index Fund
             Vanguard(R) Institutional Developed Markets Index Fund
              Vanguard(R) LifeStrategy(R) Conservative Growth Fund
                     Vanguard(R) LifeStrategy(R) Growth Fund
                     Vanguard(R) LifeStrategy(R) Income Fund
                Vanguard(R) LifeStrategy(R) Moderate Growth Fund
                            Vanguard(R) STAR(TM) Fund
                Vanguard(R) Total International Stock Index Fund
                 (individually, a Fund; collectively, the Funds)

     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that a single fund or class of shares may issue.

SERVICE PROVIDERS

     CUSTODIAN. First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, PA 19106 and The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245, serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds' independent accountants. The accountants audit the Funds' financial statements and provide other related services.

     TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of each Fund's shares, other than the possible future termination of a Fund. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a fund shareholder will not be personally liable for payment of the fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a fund obligation only if the fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment of the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any Fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon written request of shareholders representing 10% or more of a fund's net assets, and to change any fundamental policy of the fund. Unless otherwise required by applicable law, shareholders of a fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net assets owned on the record date. However, only the shares of a fund (or class) affected by a particular matter are entitled to vote on that matter. Voting rights are noncumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of Fund liquidation, shareholders will be entitled to receive a pro rata share of the applicable Fund's net assets.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of each Fund.

     CONVERSION RIGHTS. There are no conversion rights associated with shares of each Fund.

     REDEMPTION PROVISIONS. The Funds' redemption provisions are described in their current prospectuses and elsewhere in this Statement of Additional Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENTS. Each Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

     Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. This special tax status means that a fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, a fund must comply with certain requirements. If a fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

     Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any way without the approval of the holders of a majority of the affected Fund's shares. For these purposes, a "majority" of shares means the lesser of (i) 67% or more of the shares voted, so long as more than 50% of the Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares.

     BORROWING. A Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions.

     COMMODITIES. A Fund may not purchase or sell commodities, except that the Institutional Developed Markets Index, Developed Markets Index, LifeStrategy Conservative Growth, LifeStrategy Growth, LifeStrategy Income, LifeStrategy Moderate Growth, and Total International Stock Index Funds may invest in futures contracts and options transactions. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.

     ILLIQUID. A Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. A Fund may not invest more than 25% of its assets in any one industry.

     INVESTING FOR CONTROL. A Fund may not invest in a company for the purpose of controlling its management.

     LOANS. A Fund may not lend money to any person except by purchasing bonds and other debt securities that are publicly distributed or customarily purchased by institutional investors, by entering into repurchase agreements, or through Vanguard's interfund lending program.

     MARGIN. A Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     OIL, GAS, MINERALS. A Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.

     PUTS, CALLS. A Fund may not purchase or sell puts or calls.

     PLEDGING ASSETS. A Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     REAL ESTATE. A Fund may not invest directly in real estate.

     SENIOR SECURITIES. A Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. A Fund may not engage in the business of underwriting securities issued by other persons. A Fund will not be considered an underwriter when disposing of its investment securities.

     The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restrictions.

     The investment limitations set forth above relate only to the Funds, and may not necessarily apply to the underlying funds in which the Funds invest. Thus, while a Fund may not invest directly in real estate, for example, it may do so indirectly if one of the underlying funds does so.

                              INVESTMENT POLICIES

     The following policies supplement the Funds' investment policies set forth in the prospectuses:

     REPURCHASE AGREEMENTS. Each Fund (and each of the underlying Vanguard funds) may invest in repurchase agreements with commercial banks, brokers, or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker, or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a Fund's custodian bank until repurchased. In addition, the Funds' board of trustees monitors each Fund's repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement with a Fund.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the advisers acknowledge these risks, it is expected that they will be controlled through careful monitoring procedures.

     FUTURES CONTRACTS. Institutional Developed Markets Index, Developed Markets Index, LifeStrategy Conservative Growth, LifeStrategy Growth, LifeStrategy Income, LifeStrategy Moderate Growth, and Total International Stock Index Funds (as well as most of their underlying funds) may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. Assets committed to futures contracts will be segregated to the extent required by law.

     Although most futures contracts by their terms call for actual delivery or acceptance of the underlying financial instrument, the Funds will generally only utilize stock index contracts which are settled by a cash amount equal to the value of an explicit stock index (such as the Standard & Poor's 500 Stock Index) on the contract maturity date. In most cases, however, the contracts are closed out before the settlement date. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, or selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

     Traders in futures contracts, in general, use the futures markets for one of two purposes: 1) to offset or hedge unfavorable changes in the value of securities otherwise held (or expected to be held) for investment purposes; or,
2) to profit from fluctuations in the financial instrument underlying the value of the futures contracts. In either case, futures contracts generally offer a cost effective and efficient means to replicate exposure to various financial instruments. The Funds intend to use futures contracts to either simulate full (or near full) investment in stocks, while keeping cash on hand to meet shareholder redemptions, or to reduce transaction costs. A Fund will not utilize futures contracts to leverage its exposure to gains and losses to that above 100% of its assets.

     Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of a Fund's portfolio. The Funds will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of all futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Funds upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation, particularly considering that futures contracts have set maturity dates (referred to as "expiration dates") while the underlying equity securities of the contract generally do not. Even in the event that a Fund utilizes futures for some limited hedging purpose, it is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Federal Tax Treatment of Futures Contracts. Each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for a Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies, or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     Each Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Funds' other investments and shareholders will be advised on the nature of the transactions.

     ILLIQUID SECURITIES. Each underlying fund may invest up to 15% (10% for Prime Money Market Fund) of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the fund's books.

     The underlying funds may invest in restricted, privately placed securities that, under securities laws, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers or after they have been held for a number of years, they may be considered illiquid securities--meaning that they could be difficult for the funds to convert to cash if needed.

     If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the funds' board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. While each fund's investment adviser determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

     LENDING OF SECURITIES. The Funds (or any underlying fund) may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its securities, a Fund will be attempting to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the 1940 Act and the rules or interpretations of the Commission thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (a) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the fund at any time, and (d) the fund receive reasonable interest on the loan which may include the fund's investing any cash collateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. Loan arrangements made by a fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the credit-worthiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Funds' board of trustees.

     FOREIGN INVESTMENTS. Each underlying fund in which the Funds invest may invest its assets in securities of foreign companies. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     Currency Risk. Since the stocks of foreign companies are frequently dominated in foreign currencies, and since the funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     Country Risk. As foreign countries are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the funds will endeavor to achieve most favorable execution costs in their portfolio transactions, commissions on many foreign stock exchanges are generally higher than commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the funds' foreign securities will be somewhat greater than the expenses for custodial arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from foreign companies held by each fund. However, these foreign withholding taxes are not expected to have a significant impact on the funds.

     Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the federal income tax treatment of certain transactions denominated in foreign currency or determined by reference to the value of one or more foreign currencies. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stock) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

     VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Funds and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

     TEMPORARY INVESTMENTS. Each underlying fund in which the Funds invest may take temporary defensive measures that are inconsistent with the funds' normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the fund; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which the funds may take temporary defensive measures. In taking such measures, the funds may fail to achieve their investment objective.

                            MANAGEMENT OF THE FUNDS

OFFICERS AND TRUSTEES

     The officers of each Fund manage its day-to-day operations and are responsible to the Fund's board of trustees. The trustees set broad policies for the Funds and choose their officers. The following is a list of the trustees and officers of the Funds and a statement of their present positions and principal occupations during the past five years. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of each Fund. Each trustee (except Mr. MacLaury) serves as a director of The Vanguard Group, Inc. In addition, each trustee serves as a trustee of each of the 104 funds administered by Vanguard (102 in the case of Mr. Malkiel and 84 in the case of Mr. MacLaury). The mailing address of the trustees and officers of the Funds is Post Office Box 876, Valley Forge, PA 19482.

JOHN J.  BRENNAN,  (DOB:  7/29/1954)  Chairman,  Chief  Executive  Officer,  and
Trustee*
Chairman, Chief Executive Officer, and Director (Trustee) of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS, (DOB: 10/23/1937) Trustee
Retired Managing Partner of Greenwich Associates (International Business Strategy Consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson & Johnson (Pharmaceuticals/Consumer Products); Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital (Investment Management), The Jeffrey Co. (Holding Company), NeuVis, Inc. (Software Company), and Select Sector SPDR Trust (Exchange-Traded Mutual Fund).

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (Machinery/Coal/ Appliances); and Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals).

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Retired Chairman and CEO of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engines), The Mead Corp. (Paper Products); and AmeriSource Health Corp. (Pharmaceutical Distribution); and Trustee of Vanderbilt University.

R. GREGORY BARTON, (DOB: 04/25/1951) Secretary*
Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
---------
*Officers of the Funds are "interested persons" as defined in the 1940 Act.

     The trustees and officers of the Funds will receive no remuneration from the Funds. However, the trustees are also trustees of The Vanguard Group, Inc. (Vanguard) and of the Funds' underlying investment companies in The Vanguard Group (the Vanguard funds). Each Vanguard fund pays its unaffiliated trustees an annual fee plus a proportionate share of travel and other expenses incurred in attending board meetings. The officers are paid by Vanguard which, in turn, is reimbursed by each Vanguard fund for its proportionate share of officers' salaries and benefits.

THE VANGUARD GROUP

     GENERAL. Each Fund is part of the Vanguard family of mutual funds, which consists of more than 35 investment companies with over 100 funds. Each of the Vanguard funds receives at cost from Vanguard virtually all of its administrative and distribution services. Vanguard also provides investment advisory services at cost to certain Vanguard funds; other Vanguard funds are advised by independent advisers unaffiliated with Vanguard.

     Vanguard is jointly owned by all of the Vanguard funds except the STAR Funds and two other investment companies (the Member funds). Each of the Member funds contributes to Vanguard's capitalization, and pays its share of Vanguard's expenses, pursuant to formulas determined by the Member funds' boards of trustees. The STAR Funds are not Member funds because they contribute to Vanguard's capitalization and expenses indirectly through ownership of certain Vanguard funds. It is possible that, in the future, the Funds may become

Member funds, but this will only happen on terms that assure that the Funds will not bear any duplicative capital contribution or expense allocation costs.

     SPECIAL SERVICING AGREEMENT. The Funds and Vanguard have entered into a Special Servicing Agreement under which Vanguard provides the Funds with administrative and distribution services, including dividend disbursing, shareholder servicing, and transfer agency services. The Agreement provides that the Funds pay Vanguard for the cost of providing these services, and bear the cost of services provided by outside parties, such as auditors, custodians, and outside legal counsel, as well as taxes and other direct expenses of the Funds. The Agreement further provides that the Funds' expenses will be offset, in whole or in part, by reimbursement from Vanguard for (a) contributions made by the Funds to the cost of operating the Vanguard funds in which the Funds invest, and
(b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Funds. The Funds' board of trustees believe that the reimbursements to be made by Vanguard to the Funds should be sufficient to offset most or all of the expenses incurred by each Fund. Therefore, the Funds are expected to operate at a very low--or zero--expense ratio. For the fiscal year ended December 31, 2000, all of the Funds in fact had expense ratios of zero. Of course, there is no guarantee that this will always be the case.

     Although the Funds are expected to operate at a zero expense ratio after reimbursement, they will bear indirectly, as shareholders of the underlying Vanguard funds, the costs associated with operating those funds. As of December 31, 2000, it is estimated that the indirect expense ratio of the Funds was as follows: STAR Fund--0.34%; LifeStrategy Income Fund--0.28%; LifeStrategy Conservative Growth Fund--0.28%; LifeStrategy Moderate Growth Fund--0.28%;
LifeStrategy Growth Fund--0.28%; Total International Stock Index Fund--0.34%; Institutional Developed Markets Index Fund--0.23%; and Developed Markets Index Fund--0.32%.

     CODE OF ETHICS. Vanguard, Vanguard Marketing Corporation, the STAR Funds, and the underlying funds and their advisers have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Code permits access persons to invest in securities for their own accounts, including securities that may be held by the funds, but places substantive and procedural restrictions on their trading activities. For example, the Code requires that access persons of the funds receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.

                          INVESTMENT ADVISORY SERVICES

     The Funds do not employ an investment adviser. The allocation of each Fund's assets among the underlying Vanguard funds is made by officers of the Funds pursuant to instructions of the Funds' board of trustees and in conformity with each Fund's investment objective, strategies, and policies. The Declaration of Trust authorizes the trustees to retain an investment adviser if they determine that such action is in the best interests of the shareholders of each Fund. The trustees have no present intention to retain an investment adviser for any of the Funds. A Fund could not retain an investment adviser without first obtaining shareholder approval.

     The Funds benefit from the investment advisory services provided to the underlying Vanguard funds and, as shareholders of those funds, indirectly bear a proportionate share of those funds' advisory fees. The following is a description of the investment advisory agreements for each underlying Vanguard fund.

                             VANGUARD WINDSOR FUND

Vanguard Windsor Fund employs a multimanager approach, using two primary investment advisers for the bulk of its assets and Vanguard's Quantitative Equity Group to manage its cash investments.

WELLINGTON MANAGEMENT COMPANY, LLP

     Wellington Management Company, LLP (Wellington Management) manages a portion of the assets of Vanguard Windsor Fund. Windsor Fund pays Wellington Management a basic fee, calculated by applying a quarterly rate, based on the following annual percentage rates, to Windsor Fund's average month-end net assets managed by Wellington Management for the quarter:

            NET ASSETS                                RATE
            ----------                                ----
            First $17.5 billion. . . . . . . . . .    .125%
            Assets in excess of $17.5 billion. . .    .100%

     The basic fee may be increased or decreased by applying an adjustment formula based on the investment performance of the assets of the fund managed by Wellington Management for the 36 months preceding the end of the quarter relative to the investment record of the Standard and Poor's 500 Composite Stock Price Index (the S&P 500 Index) for the same period.

     During the fiscal years ended October 31, 1998, 1999, and 2000, Windsor Fund incurred the following advisory fees owed to Wellington Management:

                                                      1998         1999           2000
                                                      ----         ----           ----
Basic Fee. . . . . . . . . . . . . . . . . . . $24,971,000  $19,714,000    $15,541,000
Increase/(Decrease) for Performance Adjustment (15,501,000) (14,040,000)   (12,247,000)
                                               ------------ ------------   ------------
Total. . . . . . . . . . . . . . . . . . . . . $ 9,470,000  $ 5,674,000     $3,294,000
                                               ===========  ============   ============

SANFORD C. BERNSTEIN & CO., LLC

     Sanford C. Bernstein & Co., LLC (Bernstein) manages a portion of the assets of Vanguard Windsor Fund. The fund pays Bernstein a basic fee at the end of each of the fund's fiscal quarters, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets managed by Bernstein for the quarter:

NET ASSETS                                   RATE
----------                                   ----
First $1 billion. . . . . . . . .            .15%
Next $2 billion . . . . . . . . .            .14%
Next $2 billion . . . . . . . . .            .12%
Assets in excess of $5 billion. .            .10%

     The basic fee may be increased or decreased by applying an adjustment formula based on the investment performance of the assets of the fund managed by Bernstein for the 36 months preceding the end of the quarter relative to the investment record of the Russell 1000 Value Index for the same period.

     During the period June 1, 1999, through October 31, 1999, and the fiscal year ended October 31, 2000, Windsor Fund incurred the following advisory fees owed to Bernstein:
                                                            1999        2000
                                                            ----        ----
      Basic Fee. . . . . . . . . . . . . . . . . . .  $2,309,000  $5,240,000
      Increase/(Decrease) for Performance Adjustment          --    (580,000)
                                                      ----------  ----------
      Total. . . . . . . . . . . . . . . . . . . . .  $2,309,000  $5,240,000
                                                      ==========  ==========

                          VANGUARD MORGAN GROWTH FUND

     Vanguard Morgan Growth Fund employs three separate investment advisers, each of whom manages the investment and reinvestment of a portion of the fund's assets.

WELLINGTON MANAGEMENT COMPANY, LLP

     Morgan Fund employs Wellington Management Company, LLP (Wellington Management) under an investment advisory agreement to manage the investment and reinvestment of approximately 40% (as of December 31, 2000) of the fund's assets and to continuously review, supervise, and administer the fund's investment program. Wellington Management discharges its responsibilities subject to the control of Morgan Fund's officers and trustees.

     Morgan Fund pays Wellington Management a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the fund's average month-end net assets for the quarter:

NET ASSETS                                RATE
----------                                ----
First $500 million. . . . . . . .        .175%
Next $500 million . . . . . . . .        .100%
Assets in excess of $1 billion. .        .075%

     The basic fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the fund's assets managed by Wellington Management, over a 36-month period, relative to the investment record of a benchmark index composed of the stocks held in the country's 50 largest growth stock mutual funds (the Growth Fund Stock Index).

     During the fiscal years ended December 31, 1998, 1999, and 2000, Morgan Fund incurred the following advisory fees owed to Wellington Management:

                                                         1998        1999       2000
                                                         ----        ----       ----
Basic Fee. . . . . . . . . . . . . . . . . . . .   $1,542,000  $1,830,000 $2,206,000
Increase/(Decrease) for Performance Adjustment .       76,000     379,000    965,000
                                                   ----------  ---------- ----------
Total. . . . . . . . . . . . . . . . . . . . . .   $1,618,000  $2,209,000 $3,171,000
                                                   ==========  ========== ==========

FRANKLIN PORTFOLIO ASSOCIATES, LLC

     Morgan Fund employs Franklin Portfolio Associates LLC under an investment advisory agreement to manage the investment and reinvestment of approximately 37% (as of December 31, 2000) of the fund's assets. Franklin Portfolio
Associates discharges its responsibilities subject to the control of the officers and trustees of the fund.

     Morgan Fund pays Franklin Portfolio Associates a basic fee by applying various percentage rates to the average net assets of the fund managed by Franklin Portfolio Associates. The fee schedule is as follows:

NET ASSETS                              RATE
----------                              ----
First $100 million. . . . . . . .       .25%
Next $200 million . . . . . . . .       .20%
Next $200 million . . . . . . . .       .15%
Next $500 million . . . . . . . .       .10%
Next $4 billion . . . . . . . . .       .08%
Assets in excess of $5 billion. .       .06%

     The basic fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the assets of the fund managed by Franklin Portfolio Associates, over a 36-month period, relative to the investment record of the Growth Fund Stock Index.

     During the fiscal years ended October 31, 1998, 1999, and 2000, Morgan Fund incurred the following advisory fees owed to Franklin Portfolio Associates:

                                                           1998        1999          2000
                                                           ----        ----          ----
Basic Fee. . . . . . . . . . . . . . . . . . . .     $1,701,000  $1,982,000    $2,506,000
Increase/(Decrease) for Performance Adjustment .        384,000    (212,000)   (1,361,000)
                                                     ----------  -----------   -----------
Total. . . . . . . . . . . . . . . . . . . . . .     $2,085,000  $1,770,000    $1,145,000
                                                     ==========  ===========   ===========

VANGUARD'S QUANTITATIVE EQUITY GROUP

     Vanguard's Quantitative Equity Group (the Group) provides investment advisory services on an at-cost basis with respect to approximately 18% of Morgan Fund's assets as of December 31, 2000. In addition, the Group manages any cash investments held by the Fund (approximately 5% as of December 31, 2000).

     During the fiscal years ended December 31, 1998, 1999, and 2000, Morgan Fund incurred expenses for investment advisory services provided by Vanguard in the following approximate amounts: $317,000, $500,000, and $457,000, respectively.

                  VANGUARD GNMA AND LONG-TERM CORPORATE FUNDS

     Wellington Management Company, LLP (Wellington Management) serves as investment adviser to GNMA and Long-Term Corporate Funds. Each of the funds pays Wellington Management an investment advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate to the average month-end net assets of each fund.

                 VANGUARD GNMA FUND

NET ASSETS                                    RATE
----------                                    ----
First $3 billion. . . . . . . . .            .020%
Next $3 billion . . . . . . . . .            .010%
Assets in excess of $6 billion. .            .008%

        VANGUARD LONG-TERM CORPORATE FUND

NET ASSETS                                    RATE
----------                                    ----
First $1 billion. . . . . . . . .            .040%
Next $1 billion . . . . . . . . .            .030%
Next $1 billion . . . . . . . . .            .020%
Assets in excess of $3 billion. .            .015%

     During the fiscal years ended January 31, 1999, 2000, and 2001, GNMA and Long-Term Corporate Funds paid Wellington Management the following advisory fees:


FUND                                     1999        2000         2001
----                                     ----        ----         ----
GNMA. . . . . . . . . . . .        $1,229,000  $1,408,000   $1,460,000
                                   ==========  ==========   ==========
Long-Term Corporate. . . .         $1,048,000  $1,037,000     $993,000
                                   ==========  ==========   ==========

                       VANGUARD SHORT-TERM CORPORATE FUND

     Vanguard Short-Term Corporate Fund receives its investment advisory services on an "internalized," at-cost basis from an investment management staff employed directly by Vanguard. This staff, Vanguard's Fixed Income Group, is supervised by the officers of the fund. During the fiscal years ended January 31, 1999, 2000, and 2001, the fund incurred expenses for investment advisory services provided by Vanguard in the following approximate amounts: $671,000, $814,000, and $834,000, respectively.

                              VANGUARD WINDSOR II

     Vanguard Windsor II Fund employs a multimanager approach utilizing four investment advisers, each of whom manages the investment and reinvestment of a portion of the fund's assets.

BARROW, HANLEY, MEWHINNEY & STRAUSS

     Windsor II Fund has entered into an investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley) to manage a portion of the fund's equity assets (approximately 62%, as of October 31, 2000). Under this agreement, Barrow, Hanley manages the investment and reinvestment of the designated assets and continuously reviews, supervises, and administers the investment program of the fund with respect to those assets. Barrow, Hanley discharges its responsibilities subject to the control of the officers and trustees of the fund.

     Windsor II Fund pays Barrow, Hanley a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the fund managed by Barrow, Hanley for the quarter:

NET ASSETS                                    RATE
----------                                    ----
First $200 million. . . . . . . .            .300%
Next $300 million . . . . . . . .            .200%
Next $500 million . . . . . . . .            .150%
Assets in excess of $1 billion. .            .125%

     The basic fee paid to Barrow, Hanley, as provided above, will be increased or decreased by applying a performance adjustment fee based on the investment performance of the assets of the fund managed by Barrow, Hanley over a trailing 36-month period relative to that of the Standard & Poor's 500/BARRA Value Index (the BARRA Value Index). The BARRA Value Index includes stocks in the Standard and Poor's 500 Composite Stock Price Index with lower than average ratios of market price to book value. These types of stocks are often referred to as "value" stocks.

     During the fiscal years ended October 31, 1998, 1999, and 2000, Windsor II Fund incurred the following advisory fees owed to Barrow, Hanley:

                                                            1998         1999         2000
                                                            ----         ----         ----
      Basic Fee. . . . . . . . . . . . . . . . . . . $24,226,000  $27,519,000  $19,325,000
      Increase/(Decrease) for Performance Adjustment   3,888,000   (1,430,000)  (6,374,000)
                                                     -----------  -----------  -----------
      Total. . . . . . . . . . . . . . . . . . . . . $28,114,000  $26,089,000  $12,951,000
                                                     ===========  ===========  ============

EQUINOX CAPITAL MANAGEMENT, INC.

     Windsor II Fund has entered into an investment advisory agreement with Equinox Capital Management, Inc. (Equinox) to manage a portion of the fund's equity assets (approximately 15%, as of October 31, 2000). Under this agreement, Equinox manages the investment and reinvestment of the designated assets and continuously reviews, supervises, and administers the investment program of the fund with respect to those assets. Equinox discharges its responsibilities subject to the control of the officers and trustees of the fund.

     Windsor II Fund pays Equinox a basic fee by applying a quarterly rate, based on the following annual percentage rates, to the portion of the fund's average month-end net assets managed by Equinox. The fee schedule is as follows:

NET ASSETS                               RATE
----------                               ----
First $400 million. . . . . . . .       .200%
Next $600 million . . . . . . . .       .150%
Next $1 billion . . . . . . . . .       .125%
Assets in excess of $2 billion. .       .100%

     The basic fee paid to Equinox may be increased or decreased by applying an adjustment formula based on the 36-month investment performance of the fund's assets managed by Equinox relative to the investment record of the Russell 1000 Value Index.

     During the fiscal years ended October 31, 1998, 1999, and 2000, Windsor II Fund incurred the following advisory fees owed to Equinox:

                                                     1998       1999        2000
                                                     ----       ----        ----
Basic Fee. . . . . . . . . . . . . . . . . . . $3,945,000  $4,992,000   $4,632,000
Increase/(Decrease) for Performance Adjustment    868,000   1,788,000    2,358,000
                                               ----------  ----------   ----------
Total. . . . . . . . . . . . . . . . . . . . . $4,813,000  $6,780,000   $6,990,000
                                               ==========  ==========   ==========

TUKMAN CAPITAL MANAGEMENT, INC.

     Windsor II Fund has entered into an investment advisory agreement with Tukman Capital Management, Inc. (Tukman) to manage a portion of the fund's equity assets (approximately 13%, as of October 31, 2000). Under this agreement, Tukman manages the investment and reinvestment of the designated assets and continuously reviews, supervises, and administers the investment program of the fund with respect to those assets. Tukman discharges its responsibilities subject to the control of the officers and trustees of the fund.
     Windsor II Fund pays Tukman a basic fee by applying a quarterly rate, based on the following annual percentage rates, to the portion of Windsor II's average month-end assets managed by Tukman:

NET ASSETS                                   RATE
----------                                   ----
First $25 million. . . . . . . .             .40%
Next $125 million. . . . . . . .             .35%
Next $350 million. . . . . . . .             .25%
Next $500 million. . . . . . . .             .20%
Assets in excess of $1 billion .             .15%

     The basic fee paid to Tukman may be increased or decreased by applying a performance adjustment fee based on the 36-month investment performance of the fund's assets managed by Tukman relative to the investment record of the Standard & Poor's 500 Index.

     During the fiscal years ended October 31, 1998, 1999, and 2000, Windsor II Fund incurred the following advisory fees owed to Tukman:

                                                         1998         1999          2000
                                                         ----         ----          ----
Basic Fee. . . . . . . . . . . . . . . . . . .     $5,126,000   $6,193,000    $5,983,000
Increase/(Decrease) for Performance Adjustment        993,000   (2,001,000)   (2,265,000)
                                                   ----------   ----------    ----------
Total. . . . . . . . . . . . . . . . . . . . .     $6,119,000   $4,192,000    $3,718,000
                                                   ==========   ==========    ==========

VANGUARD'S QUANTITATIVE EQUITY GROUP

     Vanguard's Quantitative Equity Group (the Group) provides investment advisory services on an at-cost basis with respect to a portion of Windsor II Fund's assets (approximately 6%, as of October 31, 2000). In addition, the Group manages any cash investments held by the fund (approximately 4%, as of October 31, 2000). The Group also provides investment advisory services to several other Vanguard funds. The Group is supervised by the officers of the fund.

     During the fiscal years ended October 31, 1998, 1999, and 2000, Windsor II Fund incurred expenses for investment advisory services provided by the Group in the following approximate amounts: $287,000, $511,000, and $414,000, respectively.

                             VANGUARD EXPLORER FUND

     Vanguard Explorer Fund employs a multimanager approach utilizing five investment advisers, each of whom manages the investment and reinvestment of a portion of the fund's assets. Until February 28, 1990, when Explorer Fund acquired the assets of Explorer II Fund, Wellington Management was sole investment adviser to the fund (then known simply as Explorer Fund), and Granahan served as sole investment adviser to Explorer II Fund, the acquired fund.

WELLINGTON MANAGEMENT COMPANY, LLP

     Explorer Fund has entered into an advisory agreement with Wellington Management under which Wellington Management manages the investment and reinvestment of a portion of Explorer Fund's assets and continuously reviews, supervises, and administers Explorer Fund's investment program with respect to those assets. As of October 31, 2000, Wellington Management managed approximately 26% of Explorer Fund's equity investments. Wellington Management discharges its responsibilities subject to the control of the officers and trustees of Explorer Fund.

     Explorer Fund pays Wellington Management a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the portion of Explorer Fund's average month-end net assets managed by Wellington Management for the quarter:

NET ASSETS                                           RATE
----------                                           ----
First $500 million. . . . . . . .                   .250%
Next $250 million . . . . . . . .                   .200%
Next $250 million . . . . . . . .                   .150%
Assets in excess of $1 billion. .                   .100%

     The basic fee paid to Wellington Management may be increased or decreased by applying a performance adjustment fee based on the 36-month investment performance of the fund's assets managed by Wellington Management relative to the investment performance of the Russell 2000 Growth Index.

     During the fiscal years ended October 31, 1998, 1999, and 2000, Explorer Fund paid Wellington Management the following advisory fees:

                                                       1998         1999         2000
                                                       ----         ----         ----
Basic Fee. . . . . . . . . . . . . . . . . . .   $1,648,000   $1,589,000   $2,119,000
Increase/(Decrease) for Performance Adjustment     (288,000)     660,000      976,000
                                                 ----------   ----------   ----------
Total. . . . . . . . . . . . . . . . . . . . .   $1,360,000   $2,249,000   $3,095,000
                                                 ==========   ==========   ==========

GRANAHAN INVESTMENT MANAGEMENT, INC.

     Granahan Investment Management, Inc. (Granahan) serves as a second investment adviser to Explorer Fund. Under its advisory agreement, Granahan manages the investment and reinvestment of a portion of Explorer Fund's assets and continuously reviews, supervises, and administers Explorer Fund's investment program with respect to those assets. As of October 31, 2000, Granahan managed approximately 34% of Explorer Fund's equity investments. Granahan discharges its responsibilities subject to the control of the officers and trustees of Explorer Fund.

     Explorer Fund pays Granahan a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the portion of Explorer Fund's average month-end net assets managed by Granahan for the quarter:

            NET ASSETS                                RATE
            ----------                                ----
            First $500 million. . . . . . . .         .300%
            Next $250 million . . . . . . . .         .200%
            Next $250 million . . . . . . . .         .150%
            Assets in excess of $1 billion. .         .100%

     The basic fee paid to Granahan may be increased or decreased by applying a performance adjustment fee based on the investment performance of the fund's assets managed by Granahan over a trailing 36 month period relative to that of the Russell 2000 Growth Index for the same period.

     During the fiscal years ended October 31, 1998, 1999, and 2000, Explorer Fund paid Granahan the following advisory fees:

                                                            1998        1999         2000
                                                            ----        ----         ----
Basic Fee . . . . . . . . . . . . . . . . . . . .     $2,509,000  $2,476,000   $2,786,000
Increase/(Decrease) for Performance Adjustment. .       (479,000)         --      868,000
                                                      ----------  ----------   ----------
Total . . . . . . . . . . . . . . . . . . . . . .     $2,030,000  $2,476,000   $3,654,000
                                                      ==========  ==========   ==========

CHARTWELL INVESTMENT PARTNERS

     Explorer Fund has entered into an advisory agreement with Chartwell Investment Partners (Chartwell) under which Chartwell manages the investment and reinvestment of a portion of Explorer Fund's assets and continuously reviews, supervises, and administers Explorer Fund's investment program with respect to those assets. As of October 31, 2000, Chartwell managed approximately 11% of Explorer Fund's equity investments. Chartwell discharges its responsibilities subject to the control of the officers and trustees of Explorer Fund.

     For the services provided by Chartwell under the advisory agreement, Explorer Fund will pay Chartwell a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of Explorer Fund managed by Chartwell for the quarter:

            NET ASSETS                                    RATE
            ----------                                    ----
            First $250 million. . . . . . . .             0.40%
            Next $250 million . . . . . . . .             0.30%
            Assets in excess of $500 million.             0.20%

     Effective with the quarter ended July 31, 1998, the basic fee, as provided above, may be increased or decreased by applying a performance adjustment fee based on the 36-month investment performance of the assets of Explorer Fund managed by Chartwell relative to the investment performance of the Russell 2000 Growth Index for the same period.

     For the fiscal years ended October 31, 1998, 1999, and 2000, Explorer Fund paid Chartwell the following advisory fees:

                                                     1998         1999         2000
                                                     ----         ----         ----
Basic Fee. . . . . . . . . . . . . . . . . . . . $952,000   $1,043,000   $1,651,000
Increase/(Decrease) for Performance Adjustment .  (71,000)      71,000      272,000
                                                 --------   ----------   ----------
Total. . . . . . . . . . . . . . . . . . . . . . $881,000   $1,114,000   $1,923,000
                                                 ========   ==========   ==========

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

     The Fund also employs Grantham, Mayo, Van Otterloo & Co. LLC (GMO) under an investment advisory agreement to manage the investment and reinvestment of a portion of the Fund's assets and continuously review, supervise, and administer Explorer Fund's investment program with respect to those assets. As of October 31, 2000, GMO managed approximately 10% of Explorer Fund's equity investments. GMO discharges its responsibilities subject to the control of the officers and trustees of the Fund.

     For the services provided by GMO under the advisory agreement, Explorer Fund will pay GMO a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of Explorer Fund managed by GMO for the quarter:

NET ASSETS                             RATE
----------                             ----
First $500 million. . . . . . . .     0.275%
Next $500 million . . . . . . . .     0.225%
Assets in excess of $1 billion. .     0.200%

     The basic fee paid to Granahan may be increased or decreased by applying a performance adjustment fee based on the investment performance of the Fund's assets managed by Granahan over a trailing 36 month period relative to that of the Russell 2000 Growth Index for the same period.

     For the period April 3, 2000, to October 31, 2000, the Fund paid GMO $528,000 in investment advisory fees.

THE VANGUARD GROUP, INC.

     Vanguard's Quantitative Equity Group provides investment advisory services on an at-cost basis with respect to approximately 14% (as of October 31, 2000) of Explorer Fund's assets, and any cash investments held by the Fund (approximately 5%, as of October 31, 2000). Vanguard's Quantitative Equity Group is supervised by the officers of the Fund.

     For the fiscal years ended October 31, 1998, 1999, and 2000, the Fund incurred expenses for investment advisory services provided by Vanguard in the following approximate amounts: $38,000, $170,000, and $138,000, respectively.

                         VANGUARD U.S. GROWTH FUND

     Vanguard U.S. Growth Fund entered into an investment advisory agreement with Alliance Capital Management L.P. (Alliance) under which Alliance manages the investment and reinvestment of the fund's assets and continuously reviews, supervises, and administers the fund. Alliance discharges its responsibilities subject to the control of the officers and trustees of the fund. Under this agreement the fund pays Alliance an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on an annual percentage rate of 0.12%, to the fund's average month-end net assets for the quarter.

     The basic fee paid to Alliance may be increased or decreased by applying a performance adjustment fee based on the investment performance of the Fund's portfolio over a trailing 36 month period relative to that of the Russell 1000 Growth Index for the same period.

     Please note that Alliance became the fund's investment adviser on June 22, 2001. Prior to June 22, 2001, Lincoln Capital Management Company (Lincoln) served as the fund's adviser. For the fiscal years ended August 31, 1998, 1999, and 2000, the fund incurred advisory fees of $11,377,000, $16,307,000, and $20,280,000, respectively, to Lincoln.

                             VANGUARD PRIMECAP FUND

     Vanguard PRIMECAP Fund employs PRIMECAP Management Company (PRIMECAP) under an investment advisory agreement to manage the investment and reinvestment of the assets of the fund and to continuously review, supervise, and administer the fund's investment program. PRIMECAP discharges its responsibilities subject to the control of the officers and trustees of the fund.

     The fund pays PRIMECAP an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the fund's average month-end net assets for the quarter:


     NET ASSETS                             RATE
     ----------                             ----
     First $50 million. . . . . . . .       0.500%
     Next $200 million. . . . . . . .       0.450%
     Next $250 million. . . . . . . .       0.375%
     Next $1,750 million. . . . . . .       0.250%
     Next $2,750 million. . . . . . .       0.200%
     Next $5 billion. . . . . . . . .       0.175%
     Assets in excess of $10 billion.       0.150%

     During the fiscal years ended December 31, 1998, 1999, and 2000, the fund incurred investment advisory fees of approximately $20,669,000, $26,764,000, and $39,304,000, respectively.

                        VANGUARD PRIME MONEY MARKET FUND

     Vanguard's Fixed Income Group provides investment advisory services on an at-cost basis to Vanguard Prime Money Market Fund.

     During the fiscal years ended November 30, 1998, 1999, and 2000, Vanguard Prime Money Market Fund's share of Vanguard's investment advisory expenses totaled approximately $3,811,000, $4,718,000, and $5,045,000, respectively.

                         VANGUARD ASSET ALLOCATION FUND

     Vanguard Asset Allocation Fund employs Mellon Capital Management Corporation (Mellon), under an investment advisory agreement to manage the investment and reinvestment of the assets of the fund and to continuously review, supervise, and administer the fund's investment program. Mellon discharges its responsibilities subject to the control of the officers and trustees of the fund.

     Asset Allocation Fund pays Mellon a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the fund's average month-end net assets for the quarter:

            NET ASSETS                             RATE
            ----------                             ----
            First $100 million. . . . . . . .      0.200%
            Next $900 million . . . . . . . .      0.150%
            Next $500 million . . . . . . . .      0.125%
            Assets in excess of $1.5 billion.      0.100%

     This fee may be increased or decreased by applying an adjustment formula based on the cumulative investment performance of the fund's portfolio for the 36 months preceding the end of the quarter relative to the investment record of a Combined Index for the same period. The Combined Index is comprised of the Standard & Poor's 500 Index (65% of the Combined Index) and the Lehman Brothers Long-Term U.S. Treasury Index (35% of the Combined Index).

     During the fiscal years ended September 30, 1998, 1999, and 2000, the fund incurred investment advisory fees as follows:

                                                               1998         1999         2000
                                                               ----         ----         ----
Basic Fee . . . . . . . . . . . . . . . . . . . . . . .  $5,466,000   $8,336,000   $9,200,000
Increase/(Decrease) for Performance Adjustment. . . . .  (1,404,000)  (1,564,000)    (709,000)
                                                         ----------   ----------   ----------
Total . . . . . . . . . . . . . . . . . . . . . . . . .  $4,062,000   $6,772,000   $8,491,000
                                                         ==========   ==========   ==========

                       VANGUARD INTERNATIONAL GROWTH FUND

     Vanguard International Growth Fund has entered into an investment advisory agreement with Schroder Investment Management North America, Inc. (Schroder) to manage the investment and reinvestment of fund's assets and to continuously review, supervise, and administer Vanguard International Growth Fund's investment program. In this regard, it is the responsibility of Schroder to make decisions relating to the fund's investment in foreign securities and to place the fund's purchase and sale orders for such securities. Schroder will invest or reinvest the assets of the fund only in foreign (non-U.S.) securities. Schroder discharges its responsibilities subject to the control of the officers and trustees of the fund.

     As compensation for the services rendered by Schroder under the agreement, the fund pays Schroder a basic fee at the end of each fiscal quarter calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the fund for the quarter:

NET ASSETS                          RATE
----------                          ----
First $50 million. . . . .         .350%
Next $950 million. . . . .         .175%
Over $1 billion. . . . . .         .125%

     The basic fee, as provided above, shall be increased or decreased by applying an adjustment formula based on the investment performance of Vanguard International Growth Fund relative to that of the Morgan Stanley Capital International Europe, Australasia, Far East Index for the same period.

     During the fiscal years ended August 31, 1998, 1999, and 2000, the fund paid Schroder the following advisory fees:

                                                    1998        1999        2000
                                                    ----        ----        ----
Basic Fee                                     $9,793,000 $10,068,000 $12,718,000
Increase/(Decrease) for Performance Adjustment 2,526,000     418,000          --
                                             ----------- ----------- -----------
Total                                        $12,319,000 $10,486,000 $12,718,000
                                             =========== =========== ===========

                       VANGUARD INTERNATIONAL VALUE FUND

     The Fund employs Hansberger Global Investors, Inc. (HGI), a wholly owned subsidiary of Hansberger Group, Inc., under an investment advisory agreement dated July 31, 2000 to manage the investment and reinvestment of the fund's assets. HGI discharges its responsibilities subject to the control of the fund's officers and board of trustees, and in conformance with the fund's stated investment objective and policies.

     As compensation for the investment advisory services rendered by HGI, the fund pays HGI quarterly a basic fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Fund, for the quarter.


            NET ASSETS                                 ANNUAL RATE
            ----------                                 -----------
            First $50 million . . . . . . . .             .475%
            Next $450 million . . . . . . . .             .150%
            Next $500 million . . . . . . . .             .120%
            Assets in excess of $1 billion. .             .110%

     The basic fee is increased or decreased by applying a performance fee adjustment reflecting the investment performance of the fund relative to the return of the Morgan Stanley Capital International Europe, Australasia, Far East Index over a 36-month period ending with the then-ended quarter.

     From April 1, 1996, through July 31, 2000, the fund employed Phillips & Drew as its investment adviser. During the fiscal years ended December 31, 1998, and 1999, and for the period ended July 31, 2000, the fund paid Phillips & Drew advisory fees totaling $1,321,000, before a decrease of $353,000 based on performance, $1,387,000, before a decrease of $341,000 based on performance, and $856,000, before a decrease of $372,000 based on performance.

     Since August 1, 2000, the fund employs HGl as its investment adviser. From August 1, 2000, through December 31, 2000, the fund paid HGI advisory fees totaling $561,000.

        VANGUARD TOTAL STOCK MARKET INDEX FUND, VANGUARD EUROPEAN STOCK
                 INDEX FUND, VANGUARD PACIFIC STOCK INDEX FUND,
               AND VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND

     Vanguard Total Stock Market, European Stock, and Pacific Stock Index Funds receive their investment advisory services on an at-cost basis from Vanguard's Quantitative Equity Group. Vanguard Total International, Stock Index Fund invests solely in other Vanguard funds and therefore does not employ an investment adviser or pay advisory fees. However, Total International Stock Index Fund benefits from the investment advisory services provided by Vanguard to the underlying funds in which it invests.

     During the fiscal years ended December 31, 1998,  1999, and 2000, the Funds
incurred  expenses  for  investment   advisory  services  of  approximately  the
following amounts:

            FUND                              1998      1999      2000
            ----                              ----      ----      ----
            Total Stock Market Index Fund $82,000 $120,000 $153,000 European Stock Index Fund . . 47,000 87,000 46,000
            Pacific Stock Index Fund. . .   47,000    87,000    43,000

                             PORTFOLIO TRANSACTIONS

     Each Fund will purchase and sell the principal portion of its Fund securities (i.e., shares of the underlying Vanguard funds) by dealing directly with the issuer--the underlying funds. As such, the Funds incur no brokerage commissions.

                               PURCHASE OF SHARES

     The purchase price of shares of the Funds is the net asset value next determined after the order is received. The net asset value is calculated as of the close of the New York Stock Exchange (the Exchange, generally 4 p.m. Eastern time) on each day the Exchange is open for business and on any other day on which there is sufficient trading in each Fund's underlying securities to materially affect its net asset value per share. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Fund's shares.

     To assure that each Fund continues to operate in the manner set forth in its prospectus, including the desired composition of shareholder investments in the Fund, the officers of the Funds will monitor and report to the trustees the composition of the Funds' shareholder base. The Funds' shares will be marketed to tax-advantaged and other retirement accounts. The officers will recommend to the trustees any action they deem necessary to assure that investments in the Funds do not become inconsistent with the policies applicable to the Funds. This could include recommendations to limit sales to specific categories of investors or to revise the suitability standards for investors.

                              REDEMPTION OF SHARES

     Each Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     No charge is made by the Funds for redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.

                                  SHARE PRICE

     Each Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the regular close of the New York Stock Exchange (generally 4 p.m. Eastern time) on each day that the Exchange is open for trading. This determination is made by appraising each Fund's underlying investment (i.e., the underlying Vanguard funds) at the price of each such fund determined at the regular close of the Exchange.


                             YIELD AND TOTAL RETURN

     The yield of each Fund for the 30-day period ended December 31, 2000, was as follows:

LifeStrategy Conservative Growth. .           4.74%
LifeStrategy Growth . . . . . . . .           2.55%
LifeStrategy Income . . . . . . . .           5.83%
LifeStrategy Moderate Growth. . . .           3.62%
STAR. . . . . . . . . . . . . . . .           3.58%

     The average annual total return of each Fund for the one-, five-, and ten-year periods ended December 31, 2000, or since inception, is set forth below.

                                       1 YEAR ENDED    5 YEARS ENDED     10 YEARS ENDED
FUND                                  12/31/2000(1)    12/31/2000(2)      12/31/2000(3)
----                                  -------------    -------------      -------------
LifeStrategy Conservative Growth. . . .   3.12%           10.69%              12.32%
LifeStrategy Growth . . . . . . . . . .  -5.44            13.70               15.44
LifeStrategy Income . . . . . . . . . .   8.06             9.11               10.86
LifeStrategy Moderate Growth. . . . . .  -0.88            12.27               13.98
STAR. . . . . . . . . . . . . . . . . .  10.96            13.45               13.89
Total International Stock Index . . . . -15.61             5.15                 N/A
Developed Markets Index . . . . . . . .  -7.78              N/A                 N/A
Institutional Developed Markets Index .  -8.38              N/A                 N/A

(1) Average annual total returns since inception for Developed Markets Index Fund (5/8/2000) and Institutional Developed Markets Index Fund (6/1/2000).
(2) Average annual total returns since inception for Total International Stock Index Fund (6/22/2000).
(3) Average annual total returns since inception for LifeStrategy Conservative Growth, Growth, Income, and Moderate Growth Funds (9/30/1994).

AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares.

     Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                              T = (ERV/P)1/N - 1

     Where:

          T   =average annual total return
          P   =a hypothetical initial investment of $1,000
          n   =number of years
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

AVERAGE ANNUAL AFTER-TAX TOTAL RETURN QUOTATION

     We calculate the Fund's average annual after-tax total return by finding the average annual compounded rate of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the after-tax value, according to the following formulas:

                                P (1+T)N = ATV

     Where:

          P   =a hypothetical initial payment of $1,000
          T   =average annual after-tax total return
          n   =number of years
          ATV =after-tax value at the end of the 1-, 5-, or 10-year periods of a hypothetical $1,000 payment made at the beginning of the time period, assuming no liquidation of the investment at the end of the measurement periods

     Instructions:

1. Assume all distributions by the Fund are reinvested--less the taxes due on such distributions--at the price on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

2. Calculate the taxes due on distributions by the Fund by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Assume no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Ignore any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the Fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees.

4.   State the total return quotation to the nearest hundredth of one percent.


CUMULATIVE TOTAL RETURN

     Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

     Where:

          C   =cumulative total return
          P   =a hypothetical initial investment of $1,000
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

SEC YIELDS

     Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[((A-B)/CD+1)6 - 1]

     Where:

          a   =dividends and interest earned during the period
          b   =expenses accrued for the period (net of reimbursements)
          c   =the average daily number of shares outstanding during
               the period that were entitled to receive dividends
          d   =the maximum offering price per share on the last day of
               the period

                              COMPARATIVE INDEXES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group may from time to time use one or more of the following unmanaged indexes for comparative performance purposes.

GROWTH FUND STOCK INDEX--The Index is composed of the various common stocks that are held in the 50 largest growth stock mutual funds, using year-end assets, monitored by Morningstar, Inc. Under an agreement with Vanguard Morgan Growth Fund, Morningstar, Inc. determines the composition of the Index and Vestek Systems calculates the monthly total return. Neither The Vanguard Group, Inc., nor its advisers are affiliated with Morningstar or Vestek Systems in any way.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD AND POOR'S 500/BARRA VALUE INDEX--consists of the stocks in the Standard and Poor's 500 Composite Stock Price Index (S&P 500) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

RUSSELL 1000 GROWTH INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the highest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 6,600 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN  STANLEY  CAPITAL  INTERNATIONAL  EUROPE,  AUSTRALASIA,  FAR EAST  (FREE)
INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

LEHMAN BROTHERS CREDIT (BAA) BOND INDEX--all publicly offered, fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than one year and with more than $100 million outstanding. This index includes over 1,500 issues.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE  INDEX--70%  Standard  & Poor's  500 Index and 30%  NASDAQ  Industrial
Index.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Brothers Credit A or Better Bond Index.

COMPOSITE INDEX--65% Lehman Brothers Credit A or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index, and 12.5% Standard & Poor's Telephone Index).

LEHMAN  BROTHERS LONG CREDIT AA OR BETTER BOND  INDEX--consists  of all publicly
issued,  fixed  rate,  nonconvertible   investment  grade,   dollar-denominated,
SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS CREDIT A OR BETTER BOND INDEX--consists of all publicly issued, investment grade corporate bonds rated A or better, of all maturity levels.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The index has a market value of over $5 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between one and five years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between five and ten years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than ten years. The index has a market value of over $1.1 trillion.

RUSSELL 2000 STOCK INDEX--consists of the smallest 2,000 stocks within the Russell 3000; a widely-used benchmark for small capitalization common stocks.

RUSSELL 2000 GROWTH INDEX--measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

IBBOTSON ASSOCIATES YEARBOOK--various mutual fund performance data.

LIPPER BALANCED FUND AVERAGE--An industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--An industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--An industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER SMALL-CAP GROWTH FUND AVERAGE--An industry benchmark of funds that by prospectus or portfolio practice invest primarily in growth companies with market capitalizations less than $1 billion at the time of purchase.

RUSSELL 3000 INDEX--consists of approximately the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

                       DESCRIPTION OF BOND CREDIT RATINGS

Excerpts from Moody's Investors Service, Inc. description of its four highest bond ratings:

     AAA--judged to be of the best quality. AA--judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. A--possess many favorable investment attributes and are to be considered as "upper-medium-grade obligations." BAA--considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking in the lower end of that generic rating category.

Excerpts from Standard & Poor's Corporation description of its four highest bond ratings:

     AAA--highest rating assigned. Capacity to pay interest and repay principal is extremely strong. AA--a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A--has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Standard & Poor's may apply indicators "+", no character, and "-" to its rating categories from AA to CCC. The indicators show relative standing within the major rating categories.

                              FINANCIAL STATEMENTS

     The Funds' financial statements for the year ended December 31, 2000, appearing in the Funds' 2000 Annual Reports to Shareholders and the reports thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Funds' Annual Reports to Shareholders, which may be obtained without charge.


                                                                   SAI056 082001